                                                                   Exhibit 10.38
================================================================================

                      THE INDUSTRIAL DEVELOPMENT AUTHORITY
                        OF THE CITY OF SHOW LOW, ARIZONA

                                       To

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                                   As Trustee

                                   ----------

                               INDENTURE OF TRUST

                                   ----------

                          Dated as of September 1, 2006

                                   $39,250,000
      The Industrial Development Authority of the City of Show Low, Arizona
                       Solid Waste Disposal Revenue Bonds
                  (Snowflake White Mountain Power, LLC Project)
                                   Series 2006

================================================================================

                               INDENTURE OF TRUST

                    (This Table of Contents is not a part of
                     this Indenture of Trust and is only for
                            convenience of reference)

                                TABLE OF CONTENTS

SECTION                              HEADING                                PAGE
-------                              -------                                ----
PARTIES..................................................................      1
RECITALS.................................................................      1
Granting Clauses ........................................................     10
ARTICLE I DEFINITIONS AND INTERPRETATIONS................................     12
   Section 1.1. Definition of Terms......................................     12
   Section 1.2. Rules of Interpretation..................................     19
ARTICLE II THE BONDS.....................................................     20
   Section 2.1. Authorized Amount of Bonds...............................     20
   Section 2.2. Issuance of Bonds; Interest on Bonds.....................     20
   Section 2.3. Execution; Limited Obligation............................     22
   Section 2.4. Authentication...........................................     23
   Section 2.5. Form and Place of Payment of Bonds.......................     23
   Section 2.6. Delivery of the Bonds....................................     24
   Section 2.7. Mutilated, Lost, Stolen or Destroyed Bonds...............     25
   Section 2.8. Registration, Transfer and Exchange of Bonds; Persons
                   Treated as Owners.....................................     26
   Section 2.9. Cancellation of Bonds....................................     28
   Section 2.10. Application of Proceeds of Bonds........................     28
   Section 2.11. Book-Entry System.......................................     28
ARTICLE III REDEMPTION OF BONDS BEFORE MATURITY..........................     29
   Section 3.1. Certain Redemption Dates and Prices......................     29
   Section 3.2. Partial Redemption of Bonds..............................     31
   Section 3.3. Notice of Redemption.....................................     32
   Section 3.4. Redemption Payments......................................     33
   Section 3.5. Cancellation.............................................     33
ARTICLE IV TENDERS FOR PURCHASE AND REMARKETING OF BONDS.................     34


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
   Section 4.1. Purchase of Bonds at Option of Holder During Weekly Rate
                   Period................................................     34
   Section 4.2. Mandatory Purchase of Bonds..............................     35
   Section 4.3. Procedures for Remarketing of Bonds......................     37
   Section 4.4. Duties of the Trustee with Respect to Tendered Bonds.....     38
   Section 4.5. Duties of the Remarketing Agent..........................     39
ARTICLE V GENERAL COVENANTS..............................................     39
   Section 5.1. Payment of Principal, Premium, if any, Interest and
                   Purchase Price........................................     39
   Section 5.2. Performance of Covenants; Issuer.........................     40
   Section 5.3. Right to Payments Under Agreement; Instruments of Further
                   Assurance.............................................     40
   Section 5.4. Recordation and Other Instruments........................     40
   Section 5.5. Inspection of Books......................................     41
   Section 5.6. List of Bondholders......................................     41
   Section 5.7. Rights Under Agreement...................................     41
   Section 5.8. Prohibited Activities....................................     41
ARTICLE VI REVENUES AND FUNDS............................................     42
   Section 6.1. Source of Payment of Bonds...............................     42
   Section 6.2. Creation of Bond Fund....................................     42
   Section 6.3. Payments into Bond Fund..................................     42
   Section 6.4. Use of Moneys in Bond Fund; Payments under Credit
                   Facility..............................................     42
   Section 6.5. Custody of Bond Fund.....................................     44
   Section 6.6. Construction Fund........................................     44
   Section 6.7. Payments into Construction Fund; Disbursements...........     45
   Section 6.8. Completion of Project....................................     45
   Section 6.9. Transfer of Construction Fund............................     45
   Section 6.10. Creation and Sources of Bond Purchase Fund..............     46
   Section 6.11. Use of Moneys in the Bond Purchase Fund.................     46
   Section 6.12. Non-presentment of Bonds................................     49
   Section 6.13. Moneys to be Held in Trust..............................     49
   Section 6.14. Repayment to the Company and Credit Facility Provider
                    from Bond Fund and Bond Purchase Fund................     50
   Section 6.15. Additional Payments Under the Agreement.................     50
   Section 6.16. Tax Agreement...........................................     50
ARTICLE VII INVESTMENT OF MONEYS.........................................     50
ARTICLE VIII DISCHARGE OF LIEN...........................................     51


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

ARTICLE IX DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS....     53
   Section 9.1. Defaults; Events of Default..............................     53
   Section 9.2. Acceleration; Alternative................................     54
   Section 9.3. Other Remedies; Rights of Bondholders....................     55
   Section 9.4. Right of Credit Facility Provider and Bondholders to
                   Direct Proceedings....................................     56
   Section 9.5. Appointment of Receivers.................................     56
   Section 9.6. Waiver...................................................     56
   Section 9.7. Application of Moneys....................................     56
   Section 9.8. Remedies Vested in Trustee...............................     58
   Section 9.9. Rights and Remedies of Bondholders.......................     58
   Section 9.10. Termination of Proceedings..............................     59
   Section 9.11. Waivers of Events of Default............................     59
   Section 9.12. Notice of Defaults under Section 9.1(d); Opportunity of
                    the Issuer and the Company to Cure Such Defaults.....     60
   Section 9.13. Limitation of Default and Remedies......................     60
ARTICLE X TRUSTEE AND REMARKETING AGENT..................................     60
   Section 10.1. Acceptance of Trusts....................................     60
   Section 10.2. Fees, Charges, Indemnities and Expenses of the Trustee..     63
   Section 10.3. Notice of Default.......................................     64
   Section 10.4. Intervention by the Trustee.............................     64
   Section 10.5. Successor Trustee.......................................     64
   Section 10.6. Resignation by the Trustee..............................     64
   Section 10.7. Removal of the Trustee..................................     64
   Section 10.8. Appointment of Successor Trustee........................     65
   Section 10.9. Concerning Any Successor Trustee........................     65
   Section 10.10. Appointment of a Co-Trustee............................     66
   Section 10.11. Remarketing Agent......................................     67
ARTICLE XI SUPPLEMENTAL INDENTURES.......................................     67
   Section 11.1. Supplemental Indentures Not Requiring Consent of
                    Bondholders..........................................     67
   Section 11.2. Supplemental Indentures Requiring Consent of
                    Bondholders..........................................     69
   Section 11.3. Consent of Company, Remarketing Agent and Credit
                    Facility Provider....................................     70
   Section 11.4. Notices to Remarketing Agent............................     70
   Section 11.5. Execution of Supplemental Indentures....................     70
ARTICLE XII AMENDMENT OF AGREEMENT AND CREDIT FACILITY...................     70
   Section 12.1. Amendments, Etc., to Agreement Not Requiring Consent of
                    Bondholders..........................................     70

   Section 12.2. Amendments, Etc., to Agreement Requiring Consent of
                    Bondholders..........................................     71
   Section 12.3. Consent of Credit Facility Provider.....................     71
   Section 12.4. Amendment of Credit Facility............................     71
   Section 12.5. Notice to Remarketing Agent.............................     72
   Section 12.6. Execution of Consents...................................     72
ARTICLE XIII MISCELLANEOUS...............................................     72
   Section 13.1. Consents, Etc., of Bondholders..........................     72
   Section 13.2. Limitation of Rights....................................     73
   Section 13.3. Severability............................................     73
   Section 13.4. Notices.................................................     73
   Section 13.5. Payments Due on Non-Business Days.......................     74
   Section 13.6. Action by Company.......................................     74
   Section 13.7. Counterparts............................................     74
   Section 13.8. Applicable Provisions of Law............................     74
   Section 13.9. Captions................................................     74
   Section 13.10. Provisions for Payment of Expenses.....................     74
   Section 13.11. Limited Liability of Officers, Etc.....................     75
   Section 13.12. Additional Notices to Rating Agencies..................     75
   Section 13.13. References to Credit Facility Provider.................     75
   Section 13.14. References to Remarketing Agent........................     76
   Section 13.15. Notice Regarding Cancellation of Contracts.............     76
Testimonium..............................................................     77
EXHIBIT A Form of Requisition............................................    A-1
EXHIBIT B Cost of Issuance...............................................    B-1

                               INDENTURE OF TRUST

     This INDENTURE OF TRUST (the "Indenture"), dated as of September 1, 2006, by and between THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF SHOW LOW, ARIZONA, a nonprofit corporation designated as a political subdivision under the Constitution and laws of the State of Arizona (the "Issuer"), and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America with its designated corporate trust office located in Tempe, Arizona, as Trustee (the "Trustee").

                                   WITNESSETH:

     WHEREAS, the Issuer is authorized under the Constitution and laws of the State of Arizona, including Title 35, Chapter 5, Arizona Revised Statutes, as supplemented and amended (the "Act"), to issue revenue bonds in accordance with the Act for the purpose of financing or refinancing the acquisition, construction, improvement or equipping of a "project" as defined therein; and

     WHEREAS, the Issuer has authorized the issuance of its Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006 (the "Bonds") in the aggregate principal amount of $39,250,000 pursuant to the Act for the purpose of defraying the costs of acquiring, constructing and installing certain solid waste disposal facilities (the "Project") to be owned by Snowflake White Mountain Power, LLC, an Arizona limited liability company (the "Company") and a wholly-owned indirect subsidiary of NZ Legacy, LLC, an Arizona limited liability company; and

     WHEREAS, the Issuer has entered into a Loan Agreement, dated as of September 1, 2006, with the Company specifying the terms and conditions of a loan by the Issuer to the Company of the proceeds of the Bonds for the purpose of financing the Project and the payment by the Company to the Issuer of amounts sufficient for the payment of the principal and purchase prices of, and premium, if any, and interest on, the Bonds and certain related expenses; and

     WHEREAS, a direct pay irrevocable letter of credit (the "Fronting Credit Facility") delivered by CoBank, ACB (the "Fronting Credit Facility Provider"), supported by an irrevocable confirmation ("the Confirming Credit Facility" and, together with the Fronting Credit Facility, the "Initial Credit Facility") delivered by JPMorgan Chase Bank, N.A. (the "Confirming Credit Facility Provider" and, together with the Fronting Credit Facility Provider, the "Initial Credit Facility Provider") are being issued simultaneously herewith to the Trustee to further secure the payment of the principal and purchase prices of and interest on the Bonds; and

     WHEREAS, the Issuer has contracted for the sale and delivery of the Bonds to be issued in the aggregate principal amount of $39,250,000 as herein provided; and

     WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and premium, if any, and interest thereon, the Issuer has authorized the execution and delivery of this Indenture; and

     WHEREAS, the Bonds, the certificate of authentication to be endorsed on the Bonds and the form of assignment to be endorsed on the Bonds are to be in substantially the following forms, with appropriate variations, omissions and insertions as permitted or required by this Indenture, to-wit:

                                 (FORM OF BOND)

                            UNITED STATES OF AMERICA

                   THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE
                            CITY OF SHOW LOW, ARIZONA

                       SOLID WASTE DISPOSAL REVENUE BONDS
                  (SNOWFLAKE WHITE MOUNTAIN POWER, LLC PROJECT)
                                   SERIES 2006

No. ____________________                                             $39,250,000

Issue Date:         Maturity Date:   CUSIP:
-----------         --------------   ------
September __, 2006    July 1, 2037

Registered Owner:

Principal Amount:

     KNOW ALL MEN BY THESE PRESENTS that The Industrial Development Authority of the City of Show Low, Arizona (the "Issuer"), a nonprofit corporation designated as a political subdivision under the Constitution and laws of the State of Arizona, for value received, hereby promises to pay, solely and only from the sources and as hereinafter provided, to the Registered Owner specified above (the "Registered Owner"), or registered assigns, the Principal Amount specified above, payable on the Maturity Date specified above (the "Maturity Date"), except as the provisions hereinafter set forth with respect to redemption and acceleration of maturity prior to the Maturity Date may become applicable hereto, and in like manner to pay interest on said sum, at the rate that is in effect from time to time, in accordance with the provisions hereof until the principal hereof is paid or made available for payment. During the Weekly Rate Period, interest hereon shall be calculated on the basis of a calendar year consisting of 365 or 366 days, as the case may be, and on the actual number of days elapsed. During the Fixed Rate Period, interest hereon shall be calculated on the basis of a calendar year consisting of 360 days of twelve (12) thirty-day months. Interest hereon shall be payable in arrears on each Interest Payment Date, until the principal sum hereof becomes due and payable. Principal of and premium, if any, on this Bond shall be payable in lawful money of the United States of America at the designated corporate trust office (the "Principal Office") of J.P. Morgan Trust Company,

National Association, as trustee, or its successor under trust (the "Trustee"). "Interest Payment Date" means (a) with respect to the Weekly Rate Period, the first day of each January, April, July and October, commencing with October, 2006, (b) with respect to the Fixed Rate Period, January 1 and July 1 of each year commencing on the January 1 or July 1 next following the Fixed Rate Adjustment Date, (c) the Fixed Rate Adjustment Date and (d) the Maturity Date; provided that, if a day which is an Interest Payment Date is not a Business Day, then payment shall be made on the next succeeding Business Day, but interest paid on such Business Day shall accrue only through the day next preceding the Interest Payment Date. "Business Day" means any day on which payments can be effected on the Fedwire system, other than a Saturday, a Sunday or a day on which banking institutions in the city in which the principal office of the Company or the Principal Office of the Trustee or the principal office of the Remarketing Agent is located or any office of the Credit Facility Provider at which action is to be taken to realize moneys under the Credit Facility then in effect is located are required or authorized by law or executive order to be closed, or other than a day on which the New York Stock Exchange is closed.

     Interest on this Bond shall be payable to the Registered Owner hereof as of the Record Date preceding the related Interest Payment Date. Except while the Bonds are in a book-entry system of registration, payments of interest on this Bond shall be made in next day funds by check of the Trustee mailed on the applicable Interest Payment Date to the Registered Owner hereof at his address as it appears on the registration books of the Issuer kept by the Trustee, as bond registrar, or at such other address as is furnished to the Trustee in writing by such Registered Owner no later than the close of business on the Record Date; provided, that, with respect to the Weekly Rate Period, payments of interest on this Bond shall be made by wire transfer of immediately available funds to the Registered Owner of this Bond to an account at a financial institution located in the continental United States, provided that such Registered Owner shall have given written notice to the Trustee by the applicable Record Date identifying the location and number of the account to which such payment should be wired; provided further, that with respect to the Fixed Rate Period payments of interest on this Bond may be made by wire transfer of immediately available funds to the Registered Owner of this Bond to an account at a financial institution located in the continental United States in the event that the Registered Owner hereof is the Registered Owner of at least $1,000,000 in aggregate principal amount of the Bonds as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date and such Registered Owner shall have given written notice to the Trustee on or before the second Business Day immediately preceding such Record Date, directing the Trustee to make such payments of interest by wire transfer and identifying the location and number of the account to which such payments should be wired. As used herein, the term "Record Date" shall mean, with respect to any Interest Payment Date in respect of the Weekly Rate Period, the Business Day immediately preceding such Interest Payment Date and, with respect to any Interest Payment Date in respect of the Fixed Rate Period, the fifteenth day of the calendar month immediately preceding such Interest Payment Date.

     This Bond is issued pursuant to and in full compliance with the Constitution and laws of the State of Arizona, including particularly Title 35, Chapter 5, Arizona Revised Statutes, as supplemented and amended (the "Act"), and in accordance with action taken by the governing body of the Issuer. This Bond and the obligation to pay interest hereon are special, limited obligations of the Issuer, secured as herein described and payable solely out of the revenues and income derived from the Agreement and as otherwise provided in the hereinafter defined Indenture.

     THIS BOND DOES NOT, AND SHALL NEVER, CONSTITUTE AN INDEBTEDNESS OF THE CITY OF SHOW LOW, THE STATE OF ARIZONA OR THE ISSUER WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL PROVISION OR STATUTORY LIMITATION, AND THIS BOND SHALL NEVER CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF SAID CITY, SAID STATE OR THE ISSUER OR A CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF SAID CITY OR SAID STATE OR A CHARGE AGAINST THE GENERAL CREDIT OF THE ISSUER. THE ISSUER HAS NO TAXING POWER.

     This Bond is one of an authorized series of Bonds in the aggregate principal amount of $39,250,000 (the "Bonds") issued for the purpose of defraying the costs of acquiring, constructing and installing certain solid waste disposal facilities (the "Project") for Snowflake White Mountain Power, LLC, an Arizona limited liability company (the "Company") and a wholly-owned indirect subsidiary of NZ Legacy, LLC, an Arizona limited liability company, located in Navajo County, Arizona. The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of an Indenture of Trust dated as of September 1, 2006 (which indenture, as from time to time amended and supplemented, is herein referred to as the "Indenture"), duly executed and delivered by the Issuer to the Trustee. Reference is hereby made to the Indenture for a description of the rights, duties and obligations of the Issuer, the Trustee and the owners of the Bonds and the terms upon which the Bonds are issued and secured. The terms and conditions of the use of the proceeds of the Bonds and the payment of loan repayment installments by the Company (which installments are correlated to the terms of the Bonds as to principal amount and maturity date, interest rates and payment dates and prepayment (or redemption) provisions) are contained in a Loan Agreement dated as of September 1, 2006 (which agreement, as from time to time amended and supplemented, is herein referred to as the "Agreement"), by and between the Issuer and the Company. Capitalized terms used herein and not defined shall have the meanings set forth in the Indenture.

     The Bonds are issuable only as fully registered Bonds without coupons in denominations of $100,000 or any integral multiple of $5,000 in excess thereof during the Weekly Rate Period and in denominations of $5,000 or any integral multiple thereof during the Fixed Rate Period (such denominations being herein referred to as "Authorized Denominations"). This Bond is transferable by the Registered Owner hereof in person or by his attorney duly authorized in writing at the designated corporate trust office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new Bond or Bonds of Authorized Denomination or Denominations for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Issuer and the Trustee may deem and treat the Registered Owner hereof as the absolute owner hereof for the purpose of receiving payment of or on account of principal hereof and premium, if any, hereon and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

     Subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation thereof, Bonds may be exchanged for a like aggregate principal amount of Bonds of other Authorized Denominations. The Trustee shall not be required to transfer or exchange any Bond after notice calling such Bond or portion thereof for redemption prior to maturity has been given as provided in the Indenture, or during the period of fifteen (15) days next preceding the giving of such notice of redemption, except a transfer upon a tender of a Bond for purchase as provided in the Indenture.

     No recourse shall be had for the payment of the principal of, premium, if any, and interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future official or employee of the Issuer, or of any successor thereof, as such, either directly or indirectly or through the Issuer or any successor, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such official or employee as such is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of any of the Bonds. Neither any director, officer, employee or agent of the Issuer nor any person executing the Bonds shall be personally liable, either jointly or severally, thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

     Payments pursuant to the Agreement and as otherwise provided in the Indenture sufficient for the prompt payment, when due, of the principal of and interest, and premium, if any, on the Bonds are to be paid to the Trustee for the account of the Issuer and deposited in a special trust fund created by the Issuer and identified as the Bond Fund, and such payments have been duly pledged and assigned for that purpose, and in addition certain rights of the Issuer under the Agreement have been assigned to the Trustee to secure payment of such principal, premium, if any, and interest under the Indenture.

     The Bonds and the interest thereon are payable from Revenues and from drawings on an irrevocable, transferable, direct pay letter of credit dated September 7, 2006 (the "Fronting Credit Facility") delivered by CoBank, ACB (the "Fronting Credit Facility Provider"), supported by an irrevocable confirmation (the "Confirming Credit Facility" and, together with the Fronting Credit Facility, the "Initial Credit Facility") delivered by JPMorgan Chase Bank, N.A. (the "Confirming Credit Facility Provider" and, together with the Fronting Credit Facility Provider and any issuer of an Alternate Credit Facility, the "Credit Facility Provider"), in favor of the Trustee, for the benefit of the owners from time to time of the Bonds supporting the payment of the unpaid principal amount of the Bonds or that portion of the purchase price of the Bonds corresponding to principal of the Bonds and up to 106 days of interest on the Bonds (computed at the Cap Rate on the basis of a year of 365 days) to pay interest accrued on the Bonds or that portion of the purchase price corresponding to interest accrued on the Bonds when due under the conditions set forth therein. The Initial Credit Facility will expire on September 7, 2008, unless extended, but may be earlier terminated upon the occurrence of certain events stated therein. The Initial Credit Facility, together with any Alternate Credit Facility, is herein referred to as the "Credit Facility."

     The Bonds shall bear interest at the Weekly Rate unless and until such interest is adjusted to the Fixed Rate. During the Weekly Rate Period, the Bonds shall bear interest at the Weekly Interest Rate, which shall be determined by the Remarketing Agent in accordance with the provisions of the Indenture by no later than 9:30 a.m., New York City time, on the Issue Date and thereafter by no later than 9:30 a.m., New York City time, on the Business Day next preceding Thursday of each week.

     The interest rate on the Bonds may be adjusted to the Fixed Rate as provided in the Indenture. If the interest rate on the Bonds is adjusted to the Fixed Rate, the Bonds shall thereafter bear interest at the Fixed Rate, which shall be determined in accordance with the provisions of the Indenture by the Remarketing Agent not less than three (3) days prior to the Fixed Rate Adjustment Date. If the interest rate on the Bonds is adjusted to the Fixed Rate, the Trustee shall give notice of such adjustment to the owners of the Bonds not less than thirty (30) days prior to its effective date.

     In no event shall the Bonds bear interest at a rate greater than the lesser of (a) the rate agreed to by the Credit Facility Provider of any Credit Facility then in effect with respect to the Bonds (initially 8% per annum) or (b) the maximum rate then permitted by applicable law (the "Cap Rate").

     The Issuer, at the direction of the Company, has appointed Thornton Farish Inc. as Remarketing Agent under the Indenture. The Issuer may, at the direction of the Company, from time to time, remove or replace the Remarketing Agent. The determination of any interest rate by the Remarketing Agent shall be conclusive and binding on the Issuer, the Company, the Trustee, the Credit Facility Provider, the Remarketing Agent and the owners from time to time of all of the Bonds.

     THE BONDS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY AND TO PURCHASE AT THE OPTION OF THE OWNERS THEREOF AS PROVIDED IN THE INDENTURE. IN ADDITION, THE BONDS ARE SUBJECT TO MANDATORY REDEMPTION AND TO MANDATORY PURCHASE UPON THE TERMS PROVIDED IN THE INDENTURE.

     The Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or the Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture or the Agreement, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. So long as the Credit Facility Provider has not wrongfully failed to honor a demand for payment under the Credit Facility which wrongful dishonor is continuing, the Credit Facility Provider shall be entitled, but not obligated, to request that the Trustee exercise or to direct the Trustee in the exercise of all rights and remedies upon the occurrence of an event of default under the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the Maturity Date, together with interest accrued thereon. The Indenture prescribes the manner in which it may be discharged, including a provision that under certain circumstances the Bonds shall be deemed to be paid if Governmental Obligations maturing as to principal and interest in such amounts and on such dates as will provide sufficient Available Moneys to pay the principal of and interest and premium, if any, on the Bonds shall have been deposited with the Trustee, and if moneys sufficient to pay all fees, charges and expenses of the Trustee and all other liabilities of the Company under the Agreement and to the Credit Facility Provider shall have been paid or provided for, after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture or the Agreement, except for purposes of transfer and exchange and payment from such Governmental Obligations on the date or dates specified at the time of such deposit.

     The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the owners of the Bonds at any time by the Issuer and the Trustee with the consent of the owners of not less than a majority, or in certain instances 100%, in aggregate principal amount of the Bonds at the time outstanding. Any such consent or waiver by the Registered Owner of this Bond shall be conclusive and binding upon such owner and upon all future owners of this Bond and of any Bond issued upon the transfer or exchange of this Bond whether or not notation of such consent or waiver is made upon this Bond. The Indenture also contains provisions permitting the Trustee to enter into certain supplemental indentures without the consent of the owners of the Bonds and to waive certain past defaults under the Indenture and their consequences. No amendment of the Indenture will become effective without the consent of the Company and, if a Credit Facility is then in effect or any obligations of the Company to the Credit Facility Provider remain unsatisfied, the Credit Facility Provider.

     Terms which are used herein as defined terms and which are not otherwise defined herein shall have the meanings specified for such terms in the Indenture.

     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually executed by the Trustee. This Bond is issued with the intent that the laws of the State of Arizona will govern its construction.

     IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the series of which it forms a part does not exceed or violate any constitutional or statutory limitation.

     IN WITNESS WHEREOF, The Industrial Development Authority of the City of Show Low, Arizona has caused this Bond to be signed in its name and on its behalf by the facsimile signatures of the persons thereunto duly designated by its Board, all as of the Issue Date.

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF SHOW LOW, ARIZONA


                                        By:
                                            ------------------------------------
                                        Title: President

ATTEST:


By:
    ---------------------------------
Title: Secretary

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

     This Bond is one of the Bonds of the issue described in the within mentioned Indenture of Trust.

                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION
Date of Authentication:                 as Trustee


                                        By:
------------------------------------        ------------------------------------
                                            Authorized Officer

                              [FORM OF ASSIGNMENT]

     The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT--  ____________________ Custodian _______________________
                             (Cust)                         (Minor)
                     under Uniform Gifts to
                     Minors Act                   _______________________
                                                          (State)

TEN COM          -- as tenants in common

TEN ENT          -- as tenants by the entireties

JT TEN           -- as joint tenants with right of survivorship and not as
                    tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto
________________________________________________________________________________
________________________________________________________________________________
                         (Name and Address of Assignee)

(Taxpayer I.D. No. ______________________________________________________)

the within Bond of The Industrial Development Authority of the City of Show Low, Arizona numbered __________________________________, and does hereby irrevocably constitute and appoint _______________________________________________ to transfer said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:
       ----------------------

NOTICE: The signature(s) to this Assignment must correspond with the name as it appears upon the face of the Bond in every particular, without alteration or enlargement or any change whatever.


Signature Guaranteed:
                      ------------------------------

NOTICE: Signature(s) must be guaranteed by a member of a signature medallion program.

                                  * * * * * *

     WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Indenture a valid assignment and pledge of the amounts assigned and pledged to the payment of the principal of, premium, if any, and interest on the Bonds and, on a subordinate basis and after payment in full of all of the Bonds other than Company Bonds and Pledged Bonds, the obligations under the Credit Agreement, and a valid assignment and pledge of certain rights of the Issuer under the Agreement have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized:

                                GRANTING CLAUSES

               NOW, THEREFORE, THIS INDENTURE OF TRUST WITNESSETH:

     That the Issuer in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the owners thereof, the issuance of the Initial Credit Facility by the Initial Credit Facility Provider and of the sum of ten dollars, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable considerations, the receipt of which is hereby acknowledged, in order to secure the payment of the principal of, and premium, if any, and interest on, or purchase prices of, the Bonds according to their tenor and effect, and to secure certain of the Company's obligations under the hereinafter defined Credit Agreement, and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, does hereby grant, bargain, sell, convey, assign and pledge, and grant a security interest to J.P. Morgan Trust Company, National Association, as Trustee, and its successors in trust and assigns forever, for the benefit of the owners from time to time of the Bonds and, on a subordinate basis and after payment in full of all of the Bonds other than Company Bonds and Pledged Bonds, for the benefit of the hereinafter defined Credit Facility Provider, to the extent provided in this
Indenture:

                              GRANTING CLAUSE FIRST

     All of the right, title and interest of the Issuer in and to the Agreement and all Revenues, as hereinafter defined, except for the rights of the Issuer under Sections 4.2(c), 5.2 and 6.3 of the Agreement and the rights to make determinations and receive notices as therein provided;

                             GRANTING CLAUSE SECOND

     All moneys and securities from time to time held by the Trustee under the terms of this Indenture, including without limitation any moneys realized under a Credit Facility (as hereinafter defined), and any and all other real or personal property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder, by the Issuer or by anyone on its behalf or with its written consent to the Trustee which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

     TO HAVE AND TO HOLD all and singular the Trust Estate (as hereinafter defined), whether now owned or hereafter acquired, unto the Trustee and its respective successors in said trust and assigns forever;

     IN TRUST, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds from time to time issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds (except as otherwise specifically provided herein); provided however, that until such time as the owners of all of the Bonds (other than Company Bonds and Pledged Bonds) have been paid in full, the lien and security interest granted herein for the benefit of the Credit Facility Provider shall at all times be subject and subordinate to the Hen and security interest granted herein for the benefit of the owners of Bonds (other than the owners of Pledged Bonds and Company Bonds);

     PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, on the dates and in the manner mentioned in the Bonds according to the true intent and meaning thereof, and shall cause the payments to be made on the Bonds as required under Article V hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon (or Governmental Obligations, as hereinafter defined, sufficient for that purpose as provided in Article VIII hereof), and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof and shall pay or cause to be paid all sums owing to the Credit Facility Provider under the Credit Agreement, and, after said payments on the Bonds and payment of such other sums have been made, then upon the final payment thereof or provision therefor this Indenture and the rights hereby granted shall cease, determine and be void; otherwise this Indenture to be and remain in full force and effect.

     THIS INDENTURE OF TRUST FURTHER WITNESSETH, and it is expressly declared that, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said property, rights and interests, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant with the Trustee and with the respective owners of the Bonds as follows (subject, however, to the provisions of Section 2.3 hereof):

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

     SECTION 1.1. DEFINITION OF TERMS. All words and phrases defined in Article I of the Agreement shall have the same meanings in this Indenture. In addition, the following words and phrases shall have the following meanings:

     "Act" means Title 35, Chapter 5, Arizona Revised Statutes, as supplemented and amended.

     "Act of Bankruptcy" means the commencement of a voluntary or involuntary case in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) by or against the Company or the Issuer or any Affiliate or Insider of the Company under any applicable bankruptcy, insolvency, reorganization or similar law, now or hereinafter in effect.

     "Administrative Agent" means the Administrative Agent under the Fronting Credit Facility Agreement, initially CoBank, ACB.

     "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company; and "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means the Loan Agreement dated as of August 1,2006, by and between the Issuer and the Company, as from time to time supplemented and amended, relating to the Bonds.

     "Alternate Credit Facility" means an irrevocable, transferable, direct pay letter of credit and irrevocable confirmation substantially the same as to form and substance as the Initial Credit Facility.

     "Authorized Denomination" means (a) $100,000 or any integral multiple of $5,000 in excess thereof when the Bonds bear interest at the Weekly Rate, and
(b) $5,000 or any integral multiple thereof when the Bonds bear interest at the Fixed Rate.

     "Available Moneys" means (a) with respect to any date on which principal of, premium, if any, or interest on the Bonds is due or the purchase price of any Bond is payable during the term of a Credit Facility (i) Bond proceeds deposited with the Trustee contemporaneously with the issuance and sale of the Bonds and which were continuously thereafter held subject to the lien of this Indenture in a separate and segregated fund, account or subaccount established hereunder (other than the Bond Purchase Fund) in which no moneys which were not Available Moneys were at any time held, together with investment earnings on such Bond proceeds, (ii) moneys which have been paid to the Trustee by the Company and have been continuously on deposit with the Trustee and subject to the lien of this Indenture in a separate and segregated account or accounts or sub-account or sub-accounts in which no other moneys are held for at least one year during and prior to which no Act of Bankruptcy shall have occurred (unless the petition giving rise to such Act of Bankruptcy shall have been dismissed and such dismissal shall be final and not subject to appeal), and the proceeds from the investment thereof, (iii) moneys on deposit with the Trustee representing proceeds from the remarketing by the Remarketing Agent of Bonds purchased as described in Section 4.1 or Section 4.2 hereof to any person other than the Company, the Issuer or any Affiliate or Insider of the Company which in each case were at all times since their receipt by the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys which were not Available Moneys were at any time held, (iv) moneys realized under a Credit Facility which were at all times since their receipt by the Trustee held in a separate and segregated account or accounts or sub-account or subaccounts in which no moneys other than those realized under such Credit Facility were at any time held, and (v) proceeds from the issuance and sale of other indebtedness or any other moneys or securities if there is delivered to the Trustee and each Rating Agency then rating the Bonds at the time of issuance and sale of such indebtedness or the delivery of such moneys or securities an opinion of Counsel nationally recognized in bankruptcy matters (which may assume that no Bondholder is an Insider) to the effect that the use of such proceeds or moneys to pay the principal of, premium, if any, purchase price or interest on the Bonds would not be avoidable as preferential payments under Section 547 of the Bankruptcy Code recoverable under Section 550 of the Bankruptcy Code should the Company, the Issuer or any Affiliate or Insider of the Company become a debtor in a proceeding commenced thereunder; and (b) with respect to any date on which principal of, premium, if any, or interest on the Bonds is due or the purchase price of any Bond is payable during a period in which a Credit Facility is not in effect any moneys furnished to the Trustee pursuant to this Indenture and the proceeds from the investment thereof. Notwithstanding the foregoing, when used with respect to the payment of any amounts due in respect of Company Bonds or Pledged Bonds, the term "Available Moneys" shall mean any moneys held by the Trustee and the proceeds from the investment thereof, except for moneys realized under a Credit Facility.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

     "Beneficial Owner" means the owner of a Bond or portion thereof for federal income tax purposes.

     "Bond" or "Bonds" means the Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006 of the Issuer, in the aggregate principal amount of $39,250,000, issued pursuant to this Indenture.

     "Bond Counsel" means Chapman and Cutler LLP or such other nationally recognized municipal bond counsel of recognized expertise with respect to such matters as may be mutually satisfactory to the Issuer, the Company (so long as no event of default is then existing under Section 6.1(a), (b), (c), (d) or (e) of the Agreement) and the Trustee.

     "Bond Fund" means the fund created and established by Section 6.2 of this Indenture.

     "Bond Fund-Credit Facility Account" means the account of that name created and established by Section 6.2 of this Indenture.

     "Bond Purchase Fund" means the fund created and established by Section 6.10 of this Indenture.

     "Bondholder," "bondholder," "holder", "Bondowner," "bondowner" and "owner" mean the Registered Owner of any Bond.

     "Business Day" means any day on which payments can be effected on the Fedwire system, other than a Saturday, a Sunday or a day on which banking institutions in the city in which the Principal Office of the Company or the Principal Office of the Trustee or the Principal Office of the Remarketing Agent is located or any office of the Credit Facility Provider at which action is to be taken to realize moneys under the Credit Facility then in effect is located are required or authorized by law or executive order to be closed, or other than a day on which the New York Stock Exchange is closed.

     "Cap Rate" means the lesser of (a) the rate agreed to by the Credit Facility Provider of any Credit Facility then in effect with respect to the Bonds (initially 8% per annum) or (b) the maximum rate then permitted by applicable law.

     "Code" means the Internal Revenue Code of 1986, as amended, together with any regulations promulgated thereunder or applicable thereto.

     "Company" means Snowflake White Mountain Power, LLC, a limited liability company duly organized and validly existing under the laws of the State of Arizona, and a wholly-owned indirect subsidiary of NZ Legacy, LLC, an Arizona limited liability company, and its successors and assigns, and any surviving, resulting or transferee entity as permitted by Section 5.1 of the Agreement. "Principal Office" of the Company means 3418 N. Val Vista Drive, Mesa, Arizona 85213 unless another office is designated as such in writing to the Trustee, the Issuer, the Remarketing Agent and the Credit Facility Provider.

     "Company Bonds" means Bonds, other than Pledged Bonds, owned by the Company (or any Insider or Affiliate of the Company designated in writing to the Trustee as such) and registered in the name of the Company (or such Insider or Affiliate of the Company), or in the name of a nominee designated in writing to the Trustee by the Company (or such Insider or Affiliate of the Company).

     "Confirming Credit Facility" means the irrevocable confirmation, dated September 7, 2006, issued by the Confirming Credit Facility Provider and supporting the Fronting Credit Facility, as provided in Section 5.13(a) of the Agreement.

     "Confirming Credit Facility Agreement" means the Confirmation Agreement, dated as of September 1, 2006, by and between CoBank, ACB and JPMorgan Chase Bank, N.A., as from time to time supplemented and amended, under the terms of which the Confirming Credit Facility Provider has agreed to issue and deliver the Confirming Credit Facility to the Trustee.

     "Confirming Credit Facility Provider" means JPMorgan Chase Bank, N.A., issuer of the Confirming Credit Facility, or its successors and assigns.

     "Construction Fund" means the fund created and established by Section 6.6 of this Indenture.

     "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

     "Credit Agreement" means collectively, the Fronting Credit Facility Agreement together with the Confirming Credit Facility Agreement; and, unless the context or use indicates another or different meaning or intent, any reimbursement or other agreement between the Company and the issuer of any Alternate Credit Facility delivered to the Trustee pursuant to Section 5.13 of the Agreement, as from time to time supplemented and amended, which provides that it is a Credit Agreement for purposes of the Agreement and this Indenture.

     "Credit Facility" means the Initial Credit Facility or Alternate Credit Facility then in effect.

     "Credit Facility Interest Amount" means the amount of the interest portion of the Credit Facility.

     "Credit Facility Provider" means the Initial Credit Facility Provider and thereafter the provider of any Alternate Credit Facility then in effect.

     "Direct Participant" means securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations which participate in the Securities Depository with respect to the Bonds.

     "Event of Default" or "event of default" means any occurrence or event specified as such in and defined as such by Section 9.1 hereof.

     "Expiration Date" means the Stated Expiration Date of any Credit Facility or any earlier date on which any then current Credit Facility shall terminate, expire or be canceled in accordance with its terms.

     "Fixed Rate" means the interest rate on the Bonds in effect during the Fixed Period, as established in accordance with Section 2.2(c) hereof.

     "Fixed Rate Period" means the period, if any, during which the Bonds bear interest at the Fixed Rate.

     "Fixed Rate Adjustment Date" means, if it occurs, the date on which the Bonds are converted to bear interest at the Fixed Rate.

     "Fronting Credit Facility" means the irrevocable, transferable direct pay letter of credit, dated September 7, 2006, issued by the Fronting Credit Facility Provider and delivered to the Trustee, as provided in Section 5.13(a) of the Agreement."

     "Fronting Credit Facility Agreement" means the Credit Agreement dated as of September 1, 2006 among the Company; Renegy, LLC; and Renegy Trucking, LLC; the Initial Credit Facility Provider; CoBank, ACB; and the financial institutions listed therein, as from time to time supplemented and amended, under the terms of which the Fronting Credit Facility Provider has agreed to issue and deliver the Fronting Credit Facility to the Trustee.

     "Fronting Credit Facility Provider" means CoBank, ACB, issuer of the Fronting Credit Facility, or its successors and assigns.

     "Governmental Obligations" means noncallable, direct general obligations of, or obligations the full and timely payment of the principal of and interest on which is unconditionally guaranteed by, the United States of America.

     "Indenture" means this Indenture, as from time to time supplemented and amended in accordance with Article XI hereof.

     "Initial Credit Facility" means the Fronting Credit Facility issued by the Fronting Credit Facility Provider, together with the Confirming Credit Facility issued by the Confirming Credit Facility Provider, as provided in Section 5.13(a) of the Agreement.

     "Initial Credit Facility Provider" means the Fronting Credit Facility Provider, together with the Confirming Credit Facility Provider.

     "Insider" means an "insider" as defined in the Bankruptcy Code.

     "Interest Payment Date" means (i) with respect to the Weekly Rate Period, the first day of each January, April, July and October, commencing with October, 2006, (ii) with respect to the Fixed Rate Period, January 1 and July 1 of each year commencing on the January 1 or July 1 next succeeding the Fixed Rate Adjustment Date, (iii) the Fixed Rate Adjustment Date, and (iv) the Maturity Date.

     "Interest Rate Period" means the Weekly Rate Period or the Fixed Rate
Period.

     "Investment Grade" means, during the Fixed Rate Period, Baa or BBB by Moody's or S&P (or an equivalent), or during the Weekly Rate Period, VMIG-2 or A2 by Moody's or S&P (or an equivalent).

     "Issue Date" means the date the Bonds are delivered to and paid for by the Underwriter.

     "Issuer" means The Industrial Development Authority of the City of Show Low, Arizona, a nonprofit corporation designated as a political subdivision under the Constitution and laws of the State of Arizona, and any successor body to the duties or functions of the Issuer.

     "Mandatory Purchase Date" means any date on which the Bonds are required to be purchased in accordance with Section 4.2 hereof.

     "Maturity Date" means July 1, 2037.

     "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successor and their assigns.

     "Outstanding" or "Bonds outstanding" means all Bonds which have been authenticated and delivered by the Trustee under this Indenture, except:

          (a) Bonds canceled after purchase or because of payment at redemption or at maturity;

          (b) Bonds or portions thereof deemed to be paid, as provided in
     Article VIII hereof;

          (c) Bonds in lieu of which other Bonds have been authenticated under Sections 2.7, 2.8, 3.2, 4.1 and 4.2 hereof; and

          (d) Unsurrendered Bonds.

If this Indenture shall have been discharged pursuant to the provisions of
Article VIII hereof, no Bonds shall be deemed to be Outstanding within the meaning of this provision.

     "Pledge Agreement" means that certain Bond Pledge Agreement, dated as of September 1, 2006, between the Company and CoBank, ACB, as Collateral Agent, as amended or supplemented from time to time, or any other such agreement entered into by the Company in connection with the issuance of any Alternate Credit Facility, as from time to time supplemented and amended, which provides that it is a Pledge Agreement for purposes of this Indenture and the Agreement.

     "Pledged Bonds" means any and all Bonds which are, at the time of determination thereof, pledged to the Credit Facility Provider pursuant to any Pledge Agreement, in each case as a result of such Bonds having been purchased with moneys realized under a Credit Facility as described in Section 6.11(c) hereof.

     "Purchase Price" means the purchase price of a Bond tendered or deemed tendered for purchase pursuant to Section 4.1 or 4.2 hereof.

     "Rating Agency" means any nationally recognized securities rating agency selected by the Company, with notice to the Trustee, and approved in writing by the Remarketing Agent and the Credit Facility Provider.

     "Rating Category" or "Rating Categories" means one or more of the generic rating categories of a nationally recognized securities rating agency, without regard to any refinement or gradation of such rating category or categories by a numerical modifier or otherwise.

     "Rating Confirmation Notice" means a written notice from Moody's, if the Bonds are then rated by Moody's, and S&P, if the Bonds are then rated by S&P, and from every other Rating Agency then rating the Bonds, confirming that the rating on the Bonds will not be lowered or withdrawn as a result of the action proposed to be taken.

     "Record Date" means, with respect to any Interest Payment Date in respect of the Weekly Rate Period, the Business Day immediately preceding such Interest Payment Date and, with respect to any Interest Payment Date in respect of the Fixed Rate Period, the fifteenth day of the calendar month immediately preceding such Interest Payment Date.

     "Registered Owner" means the person or persons in whose name or names a Bond shall be registered on the registration books of the Issuer maintained by the Trustee for that purpose in accordance with the terms of this Indenture.

     "Remarketing Agent" means initially Thornton Farish Inc., and thereafter any successor Remarketing Agent appointed in accordance with Section 10.11 hereof. "Principal Office" of the Remarketing Agent means, initially 3500 Eastern Boulevard, Suite 210, Montgomery, Alabama 36116 unless another office is designated as such in writing to the Trustee, the Issuer, the Company and the Credit Facility Provider.

     "Remarketing Agreement" means the Remarketing Agreement dated as of September 1, 2006, between the Company and the Remarketing Agent, as from time to time supplemented and amended, relating to the Bonds and, unless the context or use indicates another or different meaning or intent, any remarketing agreement between the Company and the Remarketing Agent, as from time to time supplemented and amended, which provides that it is a Remarketing Agreement for purposes of this Indenture and the Agreement.

     "Revenues" means the amounts pledged to the payment of the principal of, premium, if any, and interest on the Bonds, consisting of the following: (i) all amounts payable pursuant to Section 4.2(a) of the Agreement and all receipts of the Trustee credited against such amounts under the provisions of this Indenture, including all moneys realized by the Trustee under a Credit Facility to pay the principal of, premium, if any, and interest on the Bonds, (ii) any portion of the net proceeds of the Bonds deposited with the Trustee under
Section 6.3(a) hereof, and (iii) any amounts paid into the Bond Fund from the Construction Fund, including income on investments.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns.

     "Securities Depository" has the meaning set forth in Section 2.11 hereof.

     "State" means the State of Arizona.

     "Stated Expiration Date" means the stated expiration date of any then current Credit Facility, or such stated expiration date as it may be extended from time to time.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement, dated the Issue Date, among the Issuer, the Trustee and the Company, as it may be amended in accordance with its terms, relating to the Bonds.

     "Trust Estate" means the property conveyed to the Trustee for the benefit of the owners from time to time of the Bonds and, on a subordinate basis to the extent provided in the Granting Clauses of this Indenture, for the benefit of the Credit Facility Provider pursuant to the Granting Clauses of this Indenture.

     "Trustee" means J.P. Morgan Trust Company, National Association, and any successor trustee at the time serving as successor trustee hereunder. "Principal Office" of the Trustee means its designated corporate trust office, initially 660 S. Mill Avenue, 4th Floor, Tempe, Arizona 85281, and thereafter the office designated as such in writing to the Bondholders, the Issuer, the Company, the Remarketing Agent and the Credit Facility Provider.

     "Underwriter" means Thornton Farish Inc.

     "Unsurrendered Bonds" means Bonds (or portions thereof in Authorized Denominations) which are not tendered as required under the provisions of
Section 4.1 and Section 4.2 hereof, but for which there has been irrevocably deposited in the Bond Purchase Fund an amount sufficient to pay the purchase price thereof and of all other Bonds (if any) tendered or deemed to be tendered for purchase on the date specified in Section 4.1 hereof or on a Mandatory Purchase Date.

     "Weekly Rate" means the interest rate on the Bonds from time to time in effect during the Weekly Rate Period.

     "Weekly Rate Period" means the period during which the Bonds bear interest at the Weekly Rate.

     SECTION 1.2. RULES OF INTERPRETATION. The words "hereof," "herein," "hereunder" and other words of similar import refer to this Indenture as a whole.

     Unless otherwise specified, references to Articles, Sections, and other subdivisions of this Indenture are to the designated Articles, Sections, and other subdivisions of this Indenture as originally executed.

     The headings of this Indenture are for convenience only and shall not define or limit the provisions hereof.

                                   ARTICLE II

                                    THE BONDS

     SECTION 2.1. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article II. The total principal amount of Bonds that may be issued is hereby expressly limited to $39,250,000, except as provided in Sections 2.7,4.1 and 4.2 hereof.

     SECTION 2.2. ISSUANCE OF BONDS; INTEREST ON BONDS.

     (A) GENERAL. The Bonds shall be designated "The Industrial Development Authority of the City of Show Low, Arizona Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006." The Bonds shall be issuable only as fully registered Bonds without coupons in Authorized Denominations. Unless the Issuer shall otherwise direct, the Bonds shall be numbered separately from 1 upward.

     All Bonds shall be dated the Issue Date and shall mature on the Maturity Date. The Bonds shall be subject to redemption prior to maturity as set forth in
Article III hereof and shall be subject to purchase as provided in Article IV hereof. Interest on the Bonds shall be payable in arrears on each Interest Payment Date for each such Bond, until the principal sum becomes due and payable and shall accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for on the Bonds, then from the Issue Date, until the principal of the Bonds is paid or made available for payment. If a day which is an Interest Payment Date is not a Business Day, then payment shall be made on the next succeeding Business Day, but interest paid on such Business Day shall accrue only through the day next preceding such Interest Payment Date.

     The Bonds shall bear interest at the Weekly Rate unless and until such interest rate is adjusted to the Fixed Rate as hereinafter provided. During the Weekly Rate Period interest shall be calculated on the basis of a calendar year consisting of 365 or 366 days, as the case may be, for the actual number of days elapsed, and during the Fixed Rate Period interest shall be calculated on the basis of a calendar year of 360 days consisting of twelve (12) thirty-day months.

     (B) WEEKLY RATE. During the Weekly Rate Period, the Bonds shall bear interest at the Weekly Rate, which shall be determined by the Remarketing Agent by no later than 9:30 a.m., New York City time, on the Issue Date and thereafter by no later than 9:30 a.m., New York City time, on the Business Day next preceding Thursday of each week during the Weekly Rate Period. The Weekly Rate shall be the rate determined by the Remarketing Agent under then prevailing market conditions to be the minimum interest rate which, if borne by the Bonds on the effective date of such rate, would enable the Remarketing Agent to sell the Bonds on such date at a price (without regard to accrued interest) equal to the principal amount thereof; provided, however, that (A) if the Remarketing Agent shall not have determined a Weekly Rate for any period, the Weekly Rate for such period shall be the same as the Weekly Rate for the immediately preceding period and (B) in no event shall the Weekly Rate exceed the Cap Rate.

The first Weekly Rate shall apply to the period commencing on the Issue Date and ending on the next succeeding Wednesday. Thereafter, each Weekly Rate shall apply to the period commencing on each Thursday and ending on the next succeeding Wednesday; provided, however, if the Weekly Rate Period shall end on a day other than Wednesday, the last Weekly Rate for the Weekly Rate Period shall apply to the period commencing on the Thursday preceding the last day of the Weekly Rate Period and ending on such last day. The Remarketing Agent shall provide the Company and the Trustee with immediate telephonic notice of each Weekly Rate, as determined, which notice shall be confirmed in writing. The Trustee shall (1) calculate the amount of interest to be paid on each Interest Payment Date in respect of the Weekly Rate Period and (2) notify the Company of the amount of interest to be paid on each such Interest Payment Date as soon as practicable but in any event no later than the Business Day preceding the related Interest Payment Date.

     (C) FIXED RATE. (i) During the Fixed Rate Period, the Bonds shall bear interest at the Fixed Rate, which shall be determined by the Remarketing Agent not less than three (3) days prior to the effective date of the Fixed Rate Period. The Fixed Rate shall be the rate determined by the Remarketing Agent under then prevailing market conditions to be the minimum interest rate which, if borne by the Bonds on the effective date of such Fixed Rate, would enable the Remarketing Agent to sell the Bonds on such date at a price (without regard to accrued interest) equal to the principal amount thereof; provided, however, that in no event shall the Fixed Rate exceed the Cap Rate. The Remarketing Agent shall provide the Company and the Trustee with immediate telephonic notice of the Fixed Rate, as determined, which notice shall be promptly confirmed in writing. The Trustee shall (1) calculate the amount of interest to be paid on each Interest Payment Date in respect of the Fixed Rate Period and (2) notify the Company of the amount of interest to be paid on each such Interest Payment Date as soon as practicable but in any event no later than the second Business Day preceding the related Interest Payment Date.

     (ii) Subject to compliance with the provisions set forth herein, at any time the Company, by written direction to the Issuer, the Trustee, the Credit Facility Provider and the Remarketing Agent, may elect that the Bonds shall bear interest at the Fixed Rate. Such direction (A) shall specify the effective date of such adjustment to the Fixed Rate (which date shall be a Business Day not earlier than the 30th day following the fifth Business Day after the date of receipt by the Trustee of such direction), and (B) must be accompanied by an opinion of Bond Counsel (which must also be confirmed in writing as of the effective date of the Fixed Rate) stating that such adjustment to the Fixed Rate is lawful under applicable law and permitted by this Indenture and will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes. Notwithstanding anything in this Indenture to the contrary, no conversion to the Fixed Rate Period may occur if upon such conversion to the Fixed Rate there will exist any Pledged Bonds.

     (iii) The Trustee shall give notice of an adjustment to the Fixed Rate to Bondholders (with a copy to the Company) by first-class mail, postage prepaid, not less than 30 days prior to the date the Fixed Rate Period is to become effective. Such notice shall state (A) that the interest rate on the Bonds is to be adjusted to the Fixed Rate (subject to receipt of the confirming opinion of Bond Counsel referred to in the immediately preceding paragraph (ii) and to the Company's ability to rescind its election as described in Section 2.2(e) hereof), (B) the date the Fixed Rate is to become effective and the duration of the Fixed Rate Period (which shall be until the Maturity Date), (C) that the Bonds are subject to mandatory purchase pursuant to Section 4.2(a) hereof on the date the Fixed Rate is to become effective whether or not such adjustment actually occurs and the purchase price therefor, and (D) the procedures for such purchase and the payment of the purchase price.

     (D) DETERMINATIONS BINDING. The determination of each Weekly Rate and the Fixed Rate by the Remarketing Agent shall (in the absence of manifest error) be conclusive and binding upon the Remarketing Agent, the Trustee, the Issuer, the Company, the Credit Facility Provider and the Bondholders, and each shall be protected in relying thereon.

     (E) RESCISSION OF ELECTION; FAILED ADJUSTMENT. Notwithstanding anything herein to the contrary, the Company may rescind any election by it to adjust to the Fixed Rate Period pursuant to Section 2.2(c)(ii) hereof prior to the effective date of such adjustment by giving written notice thereof to the Issuer, the Trustee, the Credit Facility Provider and the Remarketing Agent prior to such effective date. If the Trustee receives notice of such rescission prior to the time the Trustee has given notice to Bondholders of the change in Interest Rate Period pursuant to Section 2.2(c)(iii) hereof, then such notice of adjustment shall be of no force and effect and shall not be given to Bondholders. If the Trustee receives notice of such rescission after the Trustee has given notice to Bondholders of the change in Interest Rate Period pursuant to Section 2.2(c)(iii) hereof, or if an attempted adjustment to the Fixed Rate Period does not become effective for any other reason, then the Interest Rate Period for the Bonds shall remain the Weekly Rate Period and the Trustee shall immediately give notice to the Bondholders. Notwithstanding the rescission of any notice to adjust to the Fixed Rate Period, or if an attempted adjustment to the Fixed Rate Period does not become effective for any other reason, if notice has been given to Bondholders pursuant to Section 2.2(c)(iii), the Bonds shall be subject to mandatory purchase as specified in such notice.

     SECTION 2.3. EXECUTION; LIMITED OBLIGATION. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signatures of the President of its Board of Directors and its Secretary and shall have impressed or imprinted thereon the official seal of the Issuer or a facsimile thereof. All authorized facsimile signatures shall have the same force and effect as if manually signed. In case any official whose signature or a facsimile of whose signature shall appear on the Bonds shall cease to be such official before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such official had remained in office until delivery. The Bonds may be signed on behalf of the Issuer by such persons who, at the time of the execution of such Bonds, are duly authorized or hold the appropriate offices of the Issuer, although on the date of the Bonds such persons were not so authorized or did not hold such offices.

     The Bonds, together with premium, if any, and interest thereon, shall be special, limited obligations of the Issuer, payable solely from the Revenues (except to the extent paid out of moneys attributable to Bond proceeds and the income from the temporary investment thereof), and shall be a valid claim of the owners from time to time thereof only against the Bond Fund and other moneys held by the Trustee and the Revenues, which Revenues shall be used for no other purpose than to pay (or to reimburse the Credit Facility Provider for the payment of) the principal of, premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture or the Agreement. The obligation to pay the purchase price of the Bonds pursuant to Sections 4.1 and
4.2 hereof shall be a special, limited obligation of the Issuer, payable solely from the moneys described in Section 6.11(b) hereof, and shall be a valid claim of the owners only against the Bond Purchase Fund, which Fund shall be used for no other purpose than to pay (or, under the circumstances provided herein, to reimburse the Credit Facility Provider for the payment of) the purchase price of Bonds pursuant to Sections 4.1 and 4.2 hereof, except as may be otherwise expressly authorized in this Indenture or the Agreement.

     THE OBLIGATIONS OF THE ISSUER HEREUNDER AND UNDER THE BONDS SHALL NOT BE GENERAL OBLIGATIONS OF THE ISSUER NOR SHALL THEY BE PAYABLE IN ANY MANNER BY TAXATION. NEITHER THE STATE NOR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF, INCLUDING THE ISSUER, SHALL BE OBLIGATED TO PAY THE OBLIGATIONS HEREUNDER, THE PRINCIPAL OR PURCHASE PRICES OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS, OR THE OTHER COSTS INCIDENT THERETO, EXCEPT FROM THE REVENUES AND RECEIPTS PLEDGED THEREFOR, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF, INCLUDING THE ISSUER (WHICH HAS NO TAXING POWER), IS PLEDGED TO THE PAYMENT OF THE OBLIGATIONS HEREUNDER OR UNDER THE BONDS. NO OWNER OF ANY OF THE BONDS HAS THE RIGHT TO COMPEL ANY EXERCISE OF THE TAXING POWER OF THE STATE OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF TO PAY THE BONDS OR THE INTEREST OR THE PREMIUM, IF ANY, THEREON. THE BONDS DO NOT AND SHALL NEVER CONSTITUTE OR GIVE RISE TO ANY PECUNIARY LIABILITY OF THE ISSUER OR A CHARGE UPON ITS GENERAL CREDIT. THE BONDS DO NOT AND SHALL NEVER CONSTITUTE OR EVIDENCE AN INDEBTEDNESS OF THE ISSUER, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF OR A LOAN OF CREDIT THEREOF WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISION.

     SECTION 2.4. AUTHENTICATION. No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond substantially in the form hereinabove set forth shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee's certificate of authentication on any Bond shall be deemed to have been executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same authorized officer execute the certificate of authentication on all of the Bonds issued hereunder. Each Bond shall bear the date of its authentication, which date of authentication shall be inserted by the Trustee in the place provided for such purpose in the form of certificate of authentication of the Trustee to appear on each Bond.

     SECTION 2.5. FORM AND PLACE OF PAYMENT OF BONDS. The Bonds issued under this Indenture shall be substantially in the form hereinabove set forth with such variations, omissions and insertions as are permitted or required by this Indenture. The principal and purchase price of and premium, if any, on the Bonds shall be payable in lawful money of the United States of America only at the Principal Office of the Trustee. Payment of interest on any Bond due on any regularly scheduled Interest Payment Date shall be made to the Registered Owner thereof as of the Record Date next preceding such Interest Payment Date. Payments of interest on any Bond shall be made in next day funds by check of the Trustee mailed on the applicable Interest Payment Date to the Registered Owner thereof as of the Record Date next preceding such

Interest Payment Date at the address of such Registered Owner as it appears on the registration books of the Issuer maintained by the Trustee, as bond registrar, or at such other address as is furnished to the Trustee in writing by such Registered Owner no later than the close of business on such Record Date; provided, that payments of interest on any Bond in respect of the Weekly Rate Period shall be made by wire transfer of immediately available funds to the Registered Owner of such Bond to an account at a financial institution located in the continental United States, if such Registered Owner shall have given written notice to the Trustee by the applicable Record Date identifying the location and number of the account to which such payment should be wired; provided further, that in respect of the Fixed Rate Period payments of interest on any Bond may be made by wire transfer of immediately available funds to the Registered Owner of such Bond to an account at a financial institution located in the continental United States in the event that such Registered Owner is the registered owner of at least $1,000,000 in aggregate principal amount of the Bonds as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date and such Registered Owner shall have given written notice to the Trustee on or before the second Business Day immediately preceding such Record Date, directing the Trustee to make such payments of interest by wire transfer and identifying the location and number of the account to which such payments should be wired.

     SECTION 2.6. DELIVERY OF THE BONDS. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall deliver the Bonds to, or at the direction of, the Underwriter as directed by the Issuer as hereinafter in this Section 2.6 provided.

     Prior to the delivery of any of the Bonds there shall be filed with the
Trustee:

          1. A copy, duly certified by the Secretary of the Issuer, of the proceedings of the governing body of the Issuer authorizing the execution and delivery of the Agreement, the Tax Agreement and this Indenture and the issuance of the Bonds.

          2. The original Fronting Credit Facility, the original Confirming Credit Facility and original executed counterparts of this Indenture, the Agreement, the Tax Agreement, the Remarketing Agreement, the Credit Agreement and the Pledge Agreement.

          3. A written request and authorization to the Trustee by the Issuer and signed by the President of the Board of Directors of the Issuer to authenticate and deliver the Bonds to, or at the direction of, the Underwriter upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such written request and authorization representing the principal proceeds of the Bonds plus accrued interest, if any, thereon.

          4. A closing certificate of the Issuer, in form and substance satisfactory to Bond Counsel.

          5. A closing certificate of the Company, in form and substance satisfactory to Bond Counsel.

          6. A closing certificate of the Fronting Credit Facility Provider, in form and substance satisfactory to Bond Counsel.

          7. A closing certificate of the Confirming Credit Facility Provider, in form and substance satisfactory to Bond Counsel.

          8. Documents and evidence to establish the existence and good standing of the Company, the authorization of the transactions contemplated by this Indenture and the taking of all proceedings in connection therewith, in form and substance satisfactory to Bond Counsel.

          9. An Information Return for Tax Exempt Private Activity Bonds required by Section 149(e) of the Code.

          10. All other such documents, proceedings and showings as shall be requested by Bond Counsel.

          11. Opinions of counsel to the Company, in form and substance satisfactory to Bond Counsel.

          12. An opinion of counsel to the Issuer, in form and substance satisfactory to Bond Counsel.

          13. An opinion of counsel to the Fronting Credit Facility Provider, in form and substance satisfactory to Bond Counsel.

          14. An opinion of counsel to the Confirming Credit Facility Provider, in form and substance satisfactory to Bond Counsel.

          15. An opinion of Bond Counsel to the effect that interest on the Bonds is not includable in the gross income of the owners thereof for federal income tax purposes (other than any owner who is a "substantial user" of the Project or a "related person") but that such interest constitutes a preference item in computing the federal alternative minimum tax.

     SECTION 2.7. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In the event any Bond is mutilated, lost, stolen, or destroyed, the Trustee may authenticate a new Bond duly executed on behalf of the Issuer of like Authorized Denomination as that mutilated, lost, stolen or destroyed bearing a number not contemporaneously then outstanding; provided, that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer, the Trustee and the Company evidence of such loss, theft or destruction satisfactory to the Issuer, the Trustee and the Company, together with indemnity, insurance or surety satisfactory to each of them. In the event any such Bond shall have matured or is to mature within fifteen (15) days of the request for a new Bond, instead of issuing a duplicate Bond, the Issuer may pay the same on the appropriate date. The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees and expenses in this connection.

     SECTION 2.8. REGISTRATION, TRANSFER AND EXCHANGE OF BONDS; PERSONS TREATED AS OWNERS. The Issuer shall cause books for the registration and for the registration of transfer of the Bonds as provided in this Indenture to be kept by the Trustee. The Issuer shall prepare and deliver to the Trustee, and the Trustee shall keep custody of, a supply of Bonds duly executed on behalf of the Issuer, as provided in Section 2.3 hereof, for use in the transfer and exchange of Bonds. The Trustee is hereby authorized and directed to complete (to the extent not already completed) such forms of Bonds as to principal amounts, registered owners and numbers in effecting transfers and exchanges of Bonds as provided herein. The principal of, premium, if any, and interest on any Bond shall be payable only to the Registered Owner or his legal representative duly authorized in writing, and no registration to "bearer" shall be permitted. Upon surrender for transfer of any Bond at the Principal Office of the Trustee, accompanied by an instrument of assignment or transfer, which instrument of assignment or transfer shall be in the form provided on the Bonds or in such other form acceptable to the Trustee, duly executed by the Registered Owner or his attorney duly authorized in writing, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in Authorized Denominations, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding.

     Bonds may be exchanged at the Principal Office of the Trustee for a like aggregate principal amount of Bonds of other Authorized Denominations. The Trustee shall authenticate and deliver Bonds duly executed on behalf of the Issuer which the Bondholder making the exchange is entitled to receive, bearing numbers not contemporaneously then outstanding.

     The Trustee shall not be required to transfer or exchange any Bond after notice calling such Bond or portion thereof for redemption prior to maturity has been given as herein provided, or during the period of fifteen (15) days next preceding the giving of such notice of redemption, except a transfer upon a tender of a Bond for purchase pursuant to Section 4.1 or 4.2 hereof.

     In each case (except as provided in Section 3.2 hereof) the Trustee shall require the payment by the Bondholder requesting exchange or transfer of any tax or other governmental charge required to be paid with respect to such exchange or transfer, but otherwise no charge shall be made to the Bondholder for such exchange or transfer.

     The Issuer, the Trustee and the Company may deem and treat the Registered Owner of any Bond as the absolute owner thereof for the purpose of receiving payment of or on account of principal and premium, if any, and interest thereon and for all other purposes, and none of the Issuer, the Trustee or the Company shall be affected by any notice to the contrary.

     If the Trustee and the Issuer, at the written direction of the Company, enter into an agreement with a Securities Depository as provided in Section 2.11 hereof, the Issuer shall execute and the Trustee shall, in accordance with
Section 2.4 hereof, authenticate a Bond to be held by such Securities Depository, which (i) shall be denominated in an amount equal to the aggregate principal amount of Bonds to be held by the Securities Depository (provided that, unless such Bond is being issued on the Issue Date, the Trustee has received a like aggregate principal amount of Bonds for transfer in accordance with this
Section 2.8), (ii) shall be registered in the name of the Securities Depository or its nominee in accordance with this Section 2.8, (iii) shall be delivered by the Trustee to the Securities Depository or pursuant to the Securities Depository's instructions, and (iv) shall bear a legend substantially to the effect that unless the Bond is presented by an authorized representative of the Securities Depository to the Issuer or its agent for registration of transfer, exchange or payment, any transfer, exchange, pledge or other use for value or otherwise is wrongful.

     Notwithstanding any other provision of this Section 2.8, subject to the provisions of the immediately succeeding paragraph, any Bond registered in the name of a Securities Depository or its nominee may be transferred, in whole but not in part, in accordance with this Section 2.8, to a nominee (or a different nominee) of the Securities Depository, or to the Securities Depository, or a successor Securities Depository selected or approved by the Company, or to a nominee of such successor Securities Depository.

     If the Securities Depository which is the record owner (or whose nominee is the record owner) of the Bonds notifies the Issuer, the Trustee or the Company that it is unwilling or unable to continue as record owner of the Bonds, or if such Securities Depository shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Issuer and the Trustee, upon written direction of the Company, shall appoint a successor Securities Depository. If a successor Securities Depository is not appointed within ninety (90) days after the Company receives notice or becomes aware of the events stated in the preceding sentence, or if the Issuer and the Trustee, upon written direction of the Company, elect not to appoint a successor Securities Depository, upon surrender for transfer of the Bond registered in the name of the Securities Depository or its nominee, the Issuer shall execute, and the Trustee shall authenticate, a new Bond or Bonds, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding, which shall be in Authorized Denominations and registered in the name of the transferee or transferees specified in written instructions delivered pursuant to the last two sentences of this paragraph, in accordance with this Section 2.8. The Issuer and the Trustee shall discontinue an agreement with a Securities Depository within a reasonable amount of time after receipt of written direction from the Company. In such event, the Issuer shall execute and the Trustee shall authenticate, upon receipt of the Bond registered in the name of the Securities Depository or its nominee, a new Bond or Bonds, for a like aggregate principal amount, bearing numbers not contemporaneously then outstanding, in Authorized Denominations and registered in the name of a transferee or transferees specified in written instructions delivered pursuant to the following two sentences, in accordance with this Section 2.8. Upon any surrender of Bonds for transfer pursuant to this paragraph, the Securities Depository shall specify in written instructions delivered to the Issuer, the Trustee and the Company, the name of the transferee or transferees and the Authorized Denominations of the new Bonds. If the transferee specified in such instructions is not a successor Securities Depository described above in this paragraph, then the transferees shall be the beneficial owners of the Bonds specified in such instructions and the Trustee shall deliver new Bonds to such transferees in Authorized Denominations proportionate to their beneficial interest in the Bonds as specified in said instructions.

     SECTION 2.9. CANCELLATION OF BONDS. Whenever any Outstanding Bond shall be delivered to the Trustee for cancellation pursuant to this Indenture, upon full or partial payment of the principal amount represented thereby, or for replacement pursuant to Section 2.7 hereof, or upon exchange or transfer pursuant to Section 2.8 hereof, or in accordance with Sections 3.2,4.1, 4.2 and
6.11 hereof, such Bond shall be promptly canceled and disposed of by the Trustee and counterparts of a certificate evidencing such cancellation and disposition shall be furnished by the Trustee to the Issuer and the Company.

     SECTION 2.10. APPLICATION OF PROCEEDS OF BONDS. There being no accrued interest, the proceeds of the issuance and sale of the Bonds (net of underwriting discount, if any) shall be deposited with the Trustee in the Construction Fund pursuant to Section 6.7 hereof.

     SECTION 2.11. BOOK-ENTRY SYSTEM. The Trustee and the Issuer, at the direction of the Company, may from time to time enter into, and discontinue, an agreement with a "clearing agency" (securities depository) registered under
Section 17A of the Securities Exchange Act of 1934, as amended (a "Securities Depository"), which is the owner of the Bonds, to establish procedures with respect to the Bonds, not inconsistent with the provisions of this Indenture; provided, however, that any such agreement may provide:

          (a) that such Securities Depository is not required to present a Bond to the Trustee in order to receive a partial payment of principal or purchase price;

          (b) that a legend shall appear on each Bond so long as the Bonds are subject to such agreement; and

          (c) that different provisions for notice to such Securities Depository may be set forth therein.

     So long as any such agreement with a Securities Depository is in effect, the term "owner" as it appears in Section 3.1(c) hereof (but not for any other provision of this Indenture, except only as specifically provided herein), and in Section 7.1(b) of the Agreement and as it appears in Section 5.3 of the Agreement, shall be deemed to include the Beneficial Owner.

     So long as an agreement with a Securities Depository is in effect, the Issuer, the Company, the Trustee and any paying agent or bond registrar shall not have any responsibility or liability with respect to the payment of principal, purchase price, premium, if any, or interest on the Bonds to the Beneficial Owners or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or any payments made to such Beneficial Owners.

                                   ARTICLE III

                       REDEMPTION OF BONDS BEFORE MATURITY

     SECTION 3.1. CERTAIN REDEMPTION DATES AND PRICES.

     (A) OPTIONAL REDEMPTION. On any Business Day during a Weekly Rate Period and on the Fixed Rate Adjustment Date, the Bonds shall be subject to optional redemption by the Issuer with Available Moneys, at the written direction of the Company and with the written consent of the Credit Facility Provider, in whole or in part, at 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date.

     During the Fixed Rate Period, the Bonds shall be subject to optional redemption by the Issuer, at the written direction of the Company, in whole or in part at any time after the applicable No-Call Period specified below, at the respective redemption prices set forth below expressed as percentages of the principal amount of the Bonds called for redemption (such prices declining each year until such redemption price is equal to 100% of the principal amount of the Bonds), plus accrued interest, if any, to the redemption date:

      Length of
     Fixed Rate                 No-Call                       Redemption                         No
       Period                    Period                          Price                         Premium
--------------------   -------------------------   --------------------------------   ------------------------
10 or more years       First 7 years after Fixed   8th year at 102% (reducing 1% on   10th year and thereafter
                       Rate Adjustment Date        each anniversary date to par)

5 or more years (but   First 5 years after Fixed   6th year at 102% (reducing 1% on   8th year and thereafter
less than 10)          Rate Adjustment Date        each anniversary date to par)

If the length of the Fixed Rate Period is less than five (5) years, the Bonds shall be subject to optional redemption at the direction of the Company only upon the occurrence of certain events described in Section 3.1(b) relating to damage, destruction, condemnation, sale, economic viability or use of the Project.

     At the election of the Company, contained in the direction to adjust the interest rate on the Bonds to the Fixed Rate from the Company to the Issuer, the Trustee, the Credit Facility Provider and the Remarketing Agent described in
Section 2.2(c)(ii) hereof, the Bonds may be subject to optional redemption during the Fixed Rate Period on terms different from those set forth above and as shall be specified in such direction, but only if such direction shall be accompanied by an opinion of Bond Counsel to the effect that such change in the redemption features is authorized and permitted by the Agreement and this Indenture and will not adversely affect the validity of the Bonds or the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes.

     (B) EXTRAORDINARY OPTIONAL REDEMPTION. The Bonds shall be subject to extraordinary optional redemption by the Issuer with Available Moneys, at the written direction of the Company, on any date in whole but not in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, within one hundred and eighty (180) days after the Company has notice or actual knowledge of the occurrence of any one of the following events:

          (i) The Project shall have been damaged or destroyed (in whole or in part) by fire or other casualty to such extent that in the opinion of the Company, in its sole discretion, it is not practicable or desirable to rebuild, repair or restore the Project; or

          (ii) Title to, or the temporary use of, all or substantially all the Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority; or

          (iii) Changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of the Project shall have occurred or such technological or environmental or other changes shall have occurred which in the Company's judgment render the continued operation of the Project uneconomic.

     (C) MANDATORY REDEMPTION UPON DETERMINATION OF TAXABILITY. The Bonds shall be subject to mandatory redemption by the Issuer with Available Moneys, as a whole or in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within one hundred and eighty (180) days after the Company has notice or actual knowledge of a final determination by the Internal Revenue Service or a court of competent jurisdiction as a result of a proceeding in which the Company participates to the degree it deems sufficient, which determination the Company, in its discretion, does not contest by an appropriate proceeding, that, as a result of failure by the Company to observe any covenant, agreement or representation by the Company in the Agreement, the interest payable on the Bonds or any of them is includable for federal income tax purposes in the gross income of any owner of a Bond (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147 of the Code and the applicable regulations thereunder). Upon the occurrence of the event stated in this Section 3.1(c), the Bonds will be redeemed in whole unless the Company delivers to the Trustee, together with the applicable notice of prepayment required by Section 7.5 of the Agreement, at the Company's expense, an opinion of Bond Counsel upon which the Trustee may rely to the effect that redemption of a portion of the Bonds outstanding would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable for federal income tax purposes in the gross income of any owner of a Bond (other than an owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147 of the Code and the applicable regulations thereunder), and in such event the Bonds or portions thereof (in Authorized Denominations which will result in the remaining portion of any such Bond being in an Authorized Denomination) shall be redeemed at such times and in such amounts as Bond Counsel shall so direct in such opinion.

     (D) MANDATORY REDEMPTION UPON PROCEEDS REMAINING IN CONSTRUCTION FUND. The Bonds shall be subject to mandatory redemption by the Issuer with Available Moneys, as a whole or in part (in Authorized Denominations) to the extent of moneys remaining in the

Construction Fund, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within ninety
(90) days after the Company has notice or actual knowledge that proceeds of the Bonds, including income from the investment thereof, shall have remained after completion of the Project and the payment of the Cost of the Project. Upon the occurrence of the event stated in this Section 3.1(d), the principal amount of the Bonds to be redeemed will be a principal amount equal to the lowest Authorized Denomination equal to or in excess of the remaining proceeds of the Bonds, including income from the investment thereof.

     (E) MANDATORY REDEMPTION UPON UNENFORCEABILITY OF AGREEMENT. The Bonds shall be subject to mandatory redemption by the Issuer with Available Moneys in whole and not in part, at a redemption price of 100% of the principal amount thereof plus accrued interest, if any, to the redemption date, on any date within one hundred and eighty (180) days after the Company has notice or actual knowledge that as a result of any changes in the Constitution of the State or the Constitution of the United States of America or by legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in the Agreement.

     (F) PURCHASE IN LIEU OF OPTIONAL REDEMPTION. Notwithstanding anything to the contrary stated herein, the Company may elect to purchase any Bonds with Available Moneys that have been called for optional redemption as described above on the redemption date by giving the Trustee, the Issuer, the Credit Facility Provider and the Remarketing Agent written notice at least two Business Days prior to the date the Bonds are to be redeemed. Any Bonds so purchased by the Company shall become Company Bonds.

     (G) DIRECTION TO TRUSTEE TO CALL BONDS FOR REDEMPTION. The Issuer hereby directs the Trustee to call Bonds for redemption when it shall have been notified in writing by the Company, pursuant to Section 7.3 of the Agreement, to do so and to mail a copy of the notice of redemption to the Company, the Remarketing Agent and the Credit Facility Provider at the same time as the Trustee mails such notice of redemption to the owners of the Bonds that have been called for redemption pursuant to Section 3.3 hereof.

     (H) SOURCES OF AVAILABLE MONEYS FOR REDEMPTION; CREDIT FACILITY. So long as a Credit Facility is in effect, the Trustee shall, in accordance with Section
6.4 of this Indenture, take such action as is required under such Credit Facility to realize moneys thereunder to prepay the principal of and accrued interest on the Bonds payable under this Section 3.1 in accordance with the terms of such Credit Facility.

     SECTION 3.2. PARTIAL REDEMPTION OF BONDS. Upon a partial redemption of Bonds, the Bonds to be redeemed shall be selected in such manner as shall be designated by the Trustee; provided that Pledged Bonds and Company Bonds, in that order, shall be first subject to redemption prior to any other Bonds which may be selected for redemption. If any Bond is called for redemption in part only, the owner of such Bond shall forthwith surrender such Bond to the Trustee
(1) for payment of the redemption price (including the premium, if any, and interest, if any, to the date fixed for redemption) of the amount called for redemption, and (2) for exchange, without charge to the owner thereof, for a new Bond or Bonds of the aggregate principal amount of the unredeemed balance of the principal amount of such Bond, provided that after the redemption date all Bonds must be in Authorized Denominations. If the owner of any Bond called for redemption in part only shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the redemption date to the extent so called for redemption (and to that extent only); interest shall cease to accrue on the portion of the principal amount of such Bond called for redemption on and after the date fixed for redemption and (Available Moneys in an amount sufficient for the payment of the redemption price having been deposited with the Trustee, and being available for the redemption of said amount on the date fixed for redemption) such Bond shall not be entitled to the benefit or security of this Indenture to the extent of the portion of its principal amount (and accrued interest thereon to the date fixed for redemption) called for redemption nor shall new Bonds be thereafter issued corresponding to said amount.

     SECTION 3.3. NOTICE OF REDEMPTION.

     (A) OFFICIAL NOTICE. Notice of the call for any redemption shall be given by the Trustee, at the direction of the Company (which direction shall be in writing), by mailing a copy of the redemption notice by first-class mail, postage prepaid, at least thirty (30) days, but not more than sixty (60) days, prior to the date fixed for redemption to the Registered Owner of each Bond to be redeemed as a whole or in part at the address shown on the registration books of the Issuer maintained by the Trustee; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any Bond, or portion thereof with respect to which no such failure or defect has occurred. In addition, the Trustee may give such other notice or notices as may be recommended in releases, letters, pronouncements or other writings of the Securities and Exchange Commission and the Municipal Securities Rulemaking Board. No defect in or delay or failure in giving any recommended notice described in the preceding sentence of this
Section 3.3(a) shall in any manner affect the notice of redemption described in the first sentence of this Section 3.3(a). Any notice mailed as provided in this
Section 3.3(a) shall be conclusively presumed to have been duly given, whether or not the Registered Owner receives the notice.

     All notices of redemption shall state:

          (1) the redemption date,

          (2) the redemption price,

          (3) the identification, including complete designation and issue date of the series of Bonds of which such Bonds are a part and the CUSIP number (and in the case of partial redemption, the respective principal amounts), interest rate and maturity date of the Bonds to be redeemed,

          (4) that on the redemption date the redemption price will become due and payable upon each such Bond, and that interest thereon shall cease to accrue from and after said date (subject to the provisions of the next succeeding paragraph), and

          (5) the name and address of the Trustee for such Bonds, including the name and telephone number of a contact person and the place where such Bonds are to be surrendered for payment of the redemption price.

     With respect to any notice of optional redemption of Bonds, unless upon the giving of such notice such Bonds shall be deemed to have been paid within the meaning of Article VIII hereof, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee on or prior to the date fixed for such redemption of moneys (which shall be Available Moneys) sufficient to pay the principal of, and premium, if any, and interest on, such Bonds to be redeemed, and that if such funds shall not have been so received said notice shall be of no force and effect and the Issuer shall not be required to redeem such Bonds. In the event that such notice of redemption contains such a condition and such funds are not so received, the redemption shall not be made and the Trustee shall within a reasonable time thereafter give notice, in the manner in which the notice of redemption was given, that such funds were not so received.

     (B) ADDITIONAL NOTICE OF REDEMPTION. The redemption notice required in subsection (a) above shall also be given by the Trustee as set out below. No defect in such redemption notice nor any failure to give all or any portion of such redemption notice as provided in this paragraph shall in any manner defeat the effectiveness of a call for redemption. Such redemption notice shall be sent at least 30 days before the redemption date by registered or certified mail or overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations similar to the Bonds identified to the Trustee by the Company and to one or more national information services identified to the Trustee by the Company that disseminate notices of redemption of obligations such as the Bonds.

     SECTION 3.4. REDEMPTION PAYMENTS. Subject to the provisions of the last paragraph of Section 3.3(a) hereof, on or prior to the date fixed for redemption, moneys (which shall be Available Moneys) immediately available at the Principal Office of the Trustee on such redemption date shall be deposited in the Bond Fund and the Trustee is hereby authorized and directed to apply such funds in the Bond Fund to the payment of the Bonds or portions thereof called for redemption, together with accrued interest, if any, thereon to the date fixed for redemption and any required premium. Upon the giving of notice and the deposit of such funds for redemption (which moneys shall be held in trust for the benefit of, and subject to a security interest in favor of, the owners of the Bonds so called for redemption and may only be invested overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds), interest on the Bonds or portions thereof thus called shall no longer accrue from and after the date fixed for redemption, and such Bonds shall no longer be entitled to the benefit or security of this Indenture except as set forth in Section 6.12 hereof.

     SECTION 3.5. CANCELLATION. All Bonds which have been redeemed shall not be reissued but shall be canceled and disposed of by the Trustee in accordance with
Section 2.9 hereof.

                                   ARTICLE IV

                            TENDERS FOR PURCHASE AND
                              REMARKETING OF BONDS

     SECTION 4.1. PURCHASE OF BONDS AT OPTION OF HOLDER DURING WEEKLY RATE PERIOD. (a) During the Weekly Rate Period, any Bond or portion thereof in an Authorized Denomination (provided that the principal amount to be retained by the owner shall also be in an Authorized Denomination) shall be purchased from the owner thereof by the Trustee on any Business Day at a purchase price equal to the principal amount thereof to be purchased plus accrued interest, if any, to the date of purchase, upon (i) delivery by the owner thereof to the Trustee at its Principal Office of an irrevocable written notice or an irrevocable telephonic notice, promptly confirmed by telecopy or other writing, which states the principal amount and number of such Bond and portion thereof (in any Authorized Denomination) to be purchased and the date on which the same shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee, and (ii) delivery of such Bond to the Trustee at its Principal Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Trustee, executed in blank by the owner thereof with the signature of such owner guaranteed by a bank, trust company or member firm of the New York Stock Exchange, at or prior to 10:00 a.m., New York City time, on the date specified in such notice. If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect, a beneficial owner (through its Direct Participant in the Securities Depository) shall give notice to the Trustee to elect to have its Bonds purchased, and shall effect delivery of such Bonds by causing such Direct Participant to transfer its interest in the Bonds equal to such beneficial owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository. The requirement for physical delivery of the Bonds in connection with a demand for purchase under this Section 4.1(a) shall be deemed satisfied when the ownership rights in the Bonds are transferred by Direct Participants on the records of the Securities Depository.

     (b) Any Bond for which a notice of tender shall have been given pursuant to
Section 4.1(a) hereof but which is not tendered to the Trustee on the date provided in said Section but for which there has been irrevocably deposited in the Bond Purchase Fund Available Moneys in an amount sufficient to pay the purchase price thereof and all other Bonds tendered or deemed tendered for purchase on such specified purchase date, shall be deemed to have been tendered by the owner thereof and purchased from such owner on the specified purchase date and the owner of any such Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond on and after the specified purchase date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount of any Unsurrendered Bonds which are not tendered for purchase on any specified purchase date and, upon receipt by the Trustee of any such Unsurrendered Bonds from the owner thereof, the Trustee shall pay the purchase price of such Unsurrendered Bonds to the owners thereof and such Unsurrendered Bonds shall be canceled as provided in Section 2.9 of this Indenture. The Trustee shall, in its sole discretion, determine whether, with respect to any Bond, the owner thereof shall have properly exercised the option to have his Bond purchased as a whole or in part.

     If any such notice of tender for purchase shall have been given to the Trustee pursuant to this Section 4.1, the Trustee shall promptly give telephonic or telecopier notice, promptly confirmed by a written notice, to the Remarketing Agent, the Credit Facility Provider and the Company on the same date that the Trustee receives notice of the tender for purchase, if possible, or on the immediately following Business Day, specifying the principal amount of Bonds as to which notice of tender for purchase has been given and the proposed date of purchase. On the specified purchase date, the Trustee shall purchase, or cause to be purchased, all Bonds as to which written or telephonic notices, as the case may be, of tender for purchase have been received at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon.

     (c) Funds for payment of the purchase price of Bonds tendered for purchase shall be withdrawn by the Trustee from the Bond Purchase Fund as provided in
Section 6.11 of this Indenture.

     SECTION 4.2. MANDATORY PURCHASE OF BONDS.

     (A) FIXED RATE ADJUSTMENT DATE. The Bonds are subject to mandatory purchase with Available Moneys in accordance with Section 6.11(b) hereof on the Fixed Rate Adjustment Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of purchase. Bonds purchased pursuant to this Section shall be delivered by the owners thereof (with all necessary endorsements) to the Principal Office of the Trustee, at or before 10:00 a.m., New York City time, on the Mandatory Purchase Date. If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect, a beneficial owner shall effect delivery of its Bonds pursuant to this
Section 4.2(a) by causing its Direct Participant in the Securities Depository to transfer its interest in the Bonds equal to such beneficial owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository. The requirement for physical delivery of the Bonds in connection with this Section 4.2(a) shall be deemed satisfied when the ownership rights in the Bonds are transferred by Direct Participants on the records of the Securities Depository. The Trustee shall give notice of any Mandatory Purchase Date pursuant to this Section 4.2(a) as part of the adjustment notice provided in Section 2.2(c)(iii).

     (B) EXPIRATION OR PROVISION OF CREDIT FACILITY. The Bonds shall be subject to mandatory purchase with Available Moneys in accordance with Section 6.11(b) hereof on the date which is two Business Days prior to either of the following:

          (A) the Expiration Date of a Credit Facility occurring as a result of the acceptance by the Trustee of an Alternate Credit Facility; or

          (B) the Expiration Date of a Credit Facility occurring in accordance with its terms when no Alternate Credit Facility is then being provided;

in each such case at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase; provided, however, that if any such Expiration Date is also the Fixed Rate Adjustment Date, then the Bonds shall be subject to mandatory purchase on the

Expiration Date. In addition, if an Alternate Credit Facility is being provided at a time when no Credit Facility exists, the Bonds shall be subject to mandatory purchase with Available Moneys in accordance with Section 6.11(b) hereof on the effective date of such Alternate Credit Facility. Bonds purchased pursuant to this Section 4.2(b) shall be delivered by the owners thereof (with all necessary endorsements) to the Principal Office of the Trustee, at or before 10:00 a.m., New York City time, on the Mandatory Purchase Date. If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect, a beneficial owner shall effect delivery of its Bonds pursuant to this
Section 4.2(b) by causing its Direct Participant in the Securities Depository to transfer its interest in the Bonds equal to such beneficial owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository. The requirement for physical delivery of the Bonds in connection with this Section 4.2(b) shall be deemed satisfied when the ownership rights in the Bonds are transferred by Direct Participants on the records of the Securities Depository. No later than the 30th day next preceding any such Mandatory Purchase Date, the Trustee shall give notice by first-class mail, postage prepaid, to the owners of the Bonds, the Issuer, the Company and the Remarketing Agent (i) stating that the Credit Facility is expiring, if such is the case, and if so, whether it is being replaced by an Alternate Credit Facility, (ii) stating that no Credit Facility then exists but that an Alternate Credit Facility is being provided, if such is the case, (iii) if an Alternate Credit Facility is being provided as described in (i) or (ii), generally describing the Alternate Credit Facility, and (iv) stating that the Bonds will be subject to mandatory purchase on the Mandatory Purchase Date (specifying the date and the procedures to be followed).

     (C) UPON AN EVENT OF DEFAULT. Upon the occurrence and continuation of an Event of Default other than under Section 9.1(g) hereof and at the direction of the Credit Facility Provider in accordance with Section 9.2(b) hereof, the Bonds shall be subject to mandatory purchase on the date of the declaration of an event of default by the Trustee at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to such date of declaration. Upon the occurrence of an Event of Default under Section 9.1(g) hereof, the Bonds shall be subject to mandatory purchase on the date of the occurrence of such Event of Default by the Trustee at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to such date. Bonds purchased pursuant to this Section 4.2(c) shall be delivered to the Principal Office of the Trustee on or after such date of declaration or date of occurrence of the Event of Default under Section 9.1(g) hereof in order to receive the purchase price therefor. If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect, a beneficial owner shall effect delivery of its Bonds pursuant to this Section 4.2(c) by causing its Direct Participant in the Securities Depository to transfer its interest in the Bonds equal to such beneficial owner's interest on the records of the Securities Depository to the participant account of the Trustee with the Securities Depository. The requirement for physical delivery of the Bonds in connection with this Section 4.2(c) shall be deemed satisfied when the ownership rights in the Bonds are transferred by Direct Participants on the records of the Securities Depository. The Trustee shall give notice of any such Mandatory Purchase Date, by first-class mail, postage prepaid, to the owners of the Bonds, the Issuer, the Company and the Remarketing Agent (i) stating that an event of default exists under the Indenture and (ii) stating that the Bonds will be subject to mandatory purchase on the Mandatory Purchase Date (specifying the date and the procedures to be followed). Upon such purchase such Bonds shall thereupon be Pledged Bonds.

     (D) UNSURRENDERED BONDS. If Available Moneys have been irrevocably deposited in the Bond Purchase Fund in an amount sufficient to pay the purchase price of all Bonds tendered or deemed tendered for purchase on a Mandatory Purchase Date, the owner of any Unsurrendered Bond shall not be entitled to receive interest on such Unsurrendered Bond on and after such Mandatory Purchase Date, and all such Unsurrendered Bonds shall be deemed to have been tendered for purchase and purchased pursuant to this Section 4.2 on such Mandatory Purchase Date. The Trustee shall issue a new Bond or Bonds in the same aggregate principal amount for any Unsurrendered Bonds which are not tendered for purchase on any Mandatory Purchase Date and, upon receipt of any such Unsurrendered Bonds from the owners thereof, the Trustee shall pay the purchase price of such Unsurrendered Bonds to the owners thereof and such Unsurrendered Bonds shall be canceled as provided in Section 2.9 of this Indenture. Funds for payment of the purchase price of such Bonds shall be withdrawn by the Trustee from the Bond Purchase Fund as provided in Section 6.11(b) of this Indenture.

     SECTION 4.3. PROCEDURES FOR REMARKETING OF BONDS. Unless an event of default hereunder has occurred and is continuing, or unless otherwise directed by the Company not to do so (and the Credit Facility Provider has consented in writing to such request), the Remarketing Agent will use its best efforts to remarket all Bonds tendered or deemed to be tendered for purchase pursuant to
Section 4.1 or 4.2 hereof (including, subject to the next sentence hereof, Pledged Bonds) at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon; provided, however, that the Remarketing Agent shall first select for remarketing any Pledged Bonds. The Remarketing Agent may not remarket any Bonds (including Pledged Bonds) to the Company, the Issuer or any Insider or Affiliate thereof known to it while a Credit Facility is in effect. Any such remarketing shall be on a best efforts basis by the Remarketing Agent and shall be at a purchase price equal to the principal amount of the Bonds so remarketed plus accrued interest, if any, thereon. The Company may at any time, with the written consent of the Credit Facility Provider and upon written direction to the Remarketing Agent, direct the Remarketing Agent to cease or to resume, subject to the preceding sentence, the remarketing of some or all of the Bonds. Notwithstanding any other provision of this Indenture, the Remarketing Agent shall not remarket Pledged Bonds unless the Credit Facility has been reinstated to its full required amount and shall not remarket Company Bonds or Pledged Bonds unless the Company certifies that all payments required to be made by the Company under Section 4.2(a) of the Agreement have been made with respect to Company Bonds and Pledged Bonds and the Trustee certifies that it has made all payments of interest due on Company Bonds and Pledged Bonds.

     At or prior to 4:00 p.m., New York City time, on the Business Day immediately preceding any applicable purchase date, the Remarketing Agent shall give telephonic or telecopier notice, promptly confirmed in writing, to the Trustee, the Company and the Credit Facility Provider (such written confirmation to be received by the Trustee by the close of business on such day), specifying or confirming (if no agreement with a Securities Depository is then in effect as provided in Section 2.11 hereof) the names, addresses and taxpayer identification numbers of the new Registered Owners of, and the principal amount and denominations of, such Bonds, if any, remarketed by it pursuant to this
Section 4.3, and also specifying the principal amount of Bonds to be purchased on such purchase date which it has not remarketed (if any) and the amount of accrued interest, if any, on such Bonds. The Remarketing

Agent shall make appropriate settlement arrangements for the purchase of Bonds which have been remarketed pursuant to this Section 4.3, and shall direct the purchasers of such Bonds by appropriate instructions to pay all moneys for the purchase price of the Bonds which have been remarketed pursuant to this Section
4.3 to the Trustee for deposit in the Bond Purchase Fund pursuant to Section
6.10 hereof at or before 10:00 a.m., New York City time, on the purchase date. The Trustee shall deposit the proceeds of any such remarketing in the Bond Purchase Fund pursuant to Section 6.10 hereof, and the Trustee shall hold and disburse such moneys pursuant to this Section 4.3 and Sections 4.4 and 6.11 hereof. If any purchaser of remarketed Bonds fails to pay the purchase price of such Bonds to the Trustee at or before 10:00 a.m., New York City time, on such purchase date, the Trustee shall promptly give notice of such failure, and of the amount thereof, by telephone (to be subsequently confirmed in writing) or by confirmed facsimile transmission to the Company, the Remarketing Agent and the Credit Facility Provider. If the Remarketing Agent fails to remarket any Bonds tendered or deemed tendered for purchase, or if any purchaser of remarketed Bonds fails to pay the purchase price thereof, the Trustee is required by
Section 6.11(c) hereof to take action under the Credit Facility to realize moneys thereunder to enable it to make timely payment of the purchase price of such Bonds.

     Notwithstanding any provision herein contained to the contrary, any Bond remarketed by the Remarketing Agent which has been called for prior redemption pursuant to Article III hereof shall be redelivered with a copy of the redemption notice and any Bond as to which notice of mandatory tender has been given pursuant to Section 4.2 hereof shall be redelivered with a copy of the notice of mandatory tender.

     SECTION 4.4. DUTIES OF THE TRUSTEE WITH RESPECT TO TENDERED BONDS. (a) At or before 2:30 p.m., New York City time, on each purchase date, the Trustee, but only to the extent it shall have received money for such purpose, shall:

          (i) pay the purchase price to each owner of a Bond (or portion thereof) tendered for purchase in federal or other immediately available funds by wire transfer to the Registered Owners thereof, who shall have given written notice to the Trustee directing the Trustee to make such payment of the purchase price by wire transfer and identifying the location and the number of the account to which such payment should be wired. The Trustee shall pay each such purchase price from moneys on deposit in the Bond Purchase Fund in the manner set forth in Section 6.11 hereof; provided, that the Trustee shall not pay or wire transfer the purchase price of any Unsurrendered Bond unless and until the owner of such Unsurrendered Bond presents such Unsurrendered Bond, together with an instrument of assignment or transfer duly executed in blank, to the Trustee; and

          (ii) so long as no agreement with a Securities Depository is then in effect as provided in Section 2.11 hereof, redeliver or cancel all such Bonds in accordance with this Section 4.4 and Section 6.11 hereof.

     (b) The Trustee further agrees that it shall:

          (i) hold all Bonds, if any, delivered to it pursuant to Section 4.1 or
     Section 4.2 hereof in trust solely for the benefit of the respective Bondholders which shall have so delivered such Bonds until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders; and

          (ii) subject to Sections 6.11(d) and 6.12 hereof, hold all moneys delivered to it pursuant to Sections 4.3 and 6.11 hereof for the purchase of Bonds in the Bond Purchase Fund in trust solely for the benefit of, and subject to a security interest in favor of, the person who shall have so delivered such moneys until the purchase date; and on and after the purchase date, subject to Sections 6.11(d) and 6.12 hereof, the Trustee shall hold all such moneys in the Bond Purchase Fund in trust solely for the benefit of the respective owners of the Bonds so purchased until the Trustee shall have paid the purchase price with respect to such Bonds to such owners; provided, that if any moneys remain in the Bond Purchase Fund after the payment in full of the purchase price of all Bonds tendered or deemed tendered for purchase pursuant to Section 4.1 or Section 4.2 hereof, such moneys shall be held in trust for the benefit of the Credit Facility Provider and the Company, to be applied in accordance with Section 6.11(d) hereof; and

          (iii) perform those duties required of it under any Pledge Agreement to which it is a party or which it has acknowledged.

     SECTION 4.5. DUTIES OF THE REMARKETING AGENT. The Remarketing Agent shall perform the duties set out in this Indenture and in the Remarketing Agreement. Notwithstanding any other provision herein to the contrary, the Remarketing Agent shall be under no obligation to remarket Bonds if an event of default has occurred and is continuing hereunder. All Bonds tendered for purchase pursuant to Section 4.1 or 4.2 hereof may only be offered and sold by the Remarketing Agent at a price equal to the principal amount thereof plus accrued interest, if any, thereon.

                                   ARTICLE V

                               GENERAL COVENANTS

     SECTION 5.1. PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, INTEREST AND PURCHASE PRICE. The Issuer covenants that it will promptly pay or cause to be paid the principal and purchase price of, premium, if any, and interest on, every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. The principal and interest and premium, if any, are payable by the Issuer solely and only from the Revenues, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any other funds or assets of the Issuer, other than such Revenues and the right, title and interest of the Issuer in and to the Agreement (except as otherwise provided herein) in the manner and to the extent herein specified. The purchase price of the Bonds pursuant to Sections 4.1 and 4.2 hereof are payable by the Issuer solely and only from the moneys specified in Section 6.11(b) hereof, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any other funds or assets of the Issuer other than such moneys specified in Section 6.11(b) hereof.

     SECTION 5.2. PERFORMANCE OF COVENANTS; ISSUER. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all of its proceedings pertaining thereto; provided, however, that except for the matters set forth in
Section 5.1 hereof, the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof until it shall have been requested to do so by the Company or by the Trustee, or shall have received the instrument to be executed and at the option of the Issuer shall have received from the Company assurance satisfactory to the Issuer that the Issuer shall be reimbursed for its reasonable expenses incurred or to be incurred in connection with taking such action or executing such instrument. The Issuer certifies that it is duly authorized under the Constitution and the laws of the State, including particularly the Act, to issue the Bonds and to execute this Indenture, to grant the security interest herein provided, to assign and pledge the Agreement (except as otherwise provided herein) and to assign and pledge the amounts hereby assigned and pledged in the manner and to the extent herein set forth, that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken, and that the Bonds in the hands of the owners thereof are and will be valid and enforceable obligations of the Issuer according to the terms thereof and hereof. Anything contained in this Indenture to the contrary notwithstanding, it is hereby understood that none of the covenants or certifications of the Issuer contained in this Indenture are intended to create a general obligation of the Issuer.

     SECTION 5.3. RIGHT TO PAYMENTS UNDER AGREEMENT; INSTRUMENTS OF FURTHER ASSURANCE. The Issuer covenants that it will defend its right to the payment of amounts due from the Company under the Agreement to the Trustee, for the benefit of the owners from time to time of the Bonds. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as are required for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts assigned and pledged hereby to the payment of the principal of, premium, if any, and interest on, the Bonds. The Issuer covenants and agrees that, except as herein and in the Agreement provided, it will not sell, convey, mortgage, encumber, or otherwise dispose of any part of the Revenues or its rights under the Agreement.

     SECTION 5.4. RECORDATION AND OTHER INSTRUMENTS. In order to perfect the security interest of the Trustee in the Trust Estate and to perfect the security interest in the Agreement, the Company has covenanted in the Agreement to cause such financing statements, at the expense of the Company, to be duly filed in the appropriate state and county offices as required by the provisions of the Uniform Commercial Code or other similar law as adopted in the State, as from time to time amended. To continue the security interest evidenced by such financing statements, the Company has covenanted in the Agreement to file and record or cause to be filed and recorded, at the expense of the Company, such necessary continuation statements or supplements thereto and other instruments from time to time as may be required pursuant to the provisions of said Uniform Commercial Code or other similar law to fully preserve and protect the security interest of the Trustee in the Trust Estate and to perfect the security interest in the Agreement. The Issuer, at the expense of the Company, shall execute and cause to be executed any and all further instruments as shall be required for such protection and perfection of the interests of the Trustee and the Registered Owners. The Company has covenanted in the Agreement to file and refile or cause to be filed and refiled such instruments which shall be necessary to preserve and perfect the Trustee's lien of this Indenture upon the Trust Estate until the principal of, premium, if any, and interest on the Bonds issued hereunder shall have been paid or provision for their payment shall be made as herein provided.

     SECTION 5.5. INSPECTION OF BOOKS. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Project and the Revenues shall at all times be open to inspection (upon reasonable notice to the Trustee) during normal business hours by the other or the Company and such accountants or other agencies as one of the other parties may from time to time designate.

     SECTION 5.6. LIST OF BONDHOLDERS. The Trustee will keep on file a list of names and addresses of all Registered Owners of the Bonds on the registration books of the Issuer maintained by the Trustee, together with the principal amount and numbers of such Bonds. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Company, the Remarketing Agent, the Credit Facility Provider or the owners (or a designated representative thereof) of fifteen percent (15%) or more in aggregate principal amount of Bonds then outstanding, such ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

     SECTION 5.7. RIGHTS UNDER AGREEMENT. The Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder, including provisions that subsequent to the issuance of the Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions hereof the Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee and the Credit Facility Provider, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer pledged and assigned hereunder and all obligations of the Company under and pursuant to the Agreement for and on behalf of the Registered Owners, whether or not the Issuer is in default hereunder.

     SECTION 5.8. PROHIBITED ACTIVITIES. The Issuer covenants and agrees that it has not knowingly engaged and will not knowingly engage in any activities and that it has not knowingly taken and will not knowingly take any action which might result in its income becoming taxable to it or any interest on the Bonds becoming includable in the gross income of the owners thereof under the federal income tax laws.

                                   ARTICLE VI

                               REVENUES AND FUNDS

     SECTION 6.1. SOURCE OF PAYMENT OF BONDS. The Bonds herein authorized and all payments to be made by the Issuer hereunder, are not general obligations of the Issuer, but are special, limited obligations payable solely and only from the Revenues and as authorized by the Act and provided in the Agreement and in this Indenture. The Revenues are to be remitted directly to the Trustee for the account of the Issuer and deposited in the Bond Fund (hereinafter created). The entire amount of said Revenues is hereby assigned and pledged to the payment of the principal of, and interest and premium, if any, on, the Bonds (and as otherwise provided in this Indenture).

     SECTION 6.2. CREATION OF BOND FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "The Industrial Development Authority of the City of Show Low, Arizona Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006--Bond Fund," which is pledged and shall be used to pay the principal of, premium, if any, and interest on, the Bonds. Within the Bond Fund there is hereby ordered established a separate and segregated account to be designated "Bond Fund-Credit Facility Account" into which all moneys realized under the Credit Facility for the payment of the principal of and interest on the Bonds shall be deposited.

     SECTION 6.3. PAYMENTS INTO BOND FUND. There shall be deposited in the Bond Fund, as and when received, (a) any amount in the Construction Fund directed to be paid into the Bond Fund under Sections 6.8 and 6.9 hereof; (b) all Revenues, including all moneys received by the Trustee under and pursuant to the Credit Facility for the payment of principal of and interest on the Bonds, which moneys received under any Credit Facility shall be deposited into the Bond Fund-Credit Facility Account; and (c) all other moneys received by the Trustee under and pursuant to the Agreement, the Tax Agreement or from any other source which are required or which are accompanied by directions that such moneys are to be paid into the Bond Fund or, in the case of moneys realized under the Credit Facility, the Bond Fund-Credit Facility Account.

     SECTION 6.4. USE OF MONEYS IN BOND FUND; PAYMENTS UNDER CREDIT FACILITY.
(a) Except as otherwise provided in this Section 6.4 and as provided in Sections 6.12, 6.14 and 10.2 hereof, moneys in the Bond Fund shall be used solely for the payment of, or to reimburse the Credit Facility Provider for the payment of, the principal of and premium, if any, on the Bonds at maturity or upon acceleration or for the redemption of the Bonds prior to maturity, and for the payment of, or to reimburse the Credit Facility Provider for the payment of, the interest on the Bonds when due, but shall not be used to pay, or to reimburse the Credit Facility Provider for the payment of, the purchase price of any Bond tendered or deemed tendered to the Trustee for purchase pursuant to Section 4.1 or Section
4.2 hereof.

     (b) The Issuer hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the Bond Fund to pay or cause to be paid the principal of, and premium, if any, and interest on, the Bonds as the same become due and payable (whether at maturity or upon redemption or acceleration), which authorization and direction the Trustee hereby accepts.

While a Credit Facility is in effect, funds for such payments of the principal of and interest on the Bonds shall be derived from the following sources in the order of priority indicated:

          (i) all moneys realized by the Trustee under such Credit Facility for principal and interest on the Bonds, provided that in no event shall such moneys be used to pay for Company Bonds or Pledged Bonds; and

          (ii) all other amounts received by the Trustee under and pursuant to the Agreement or from any other source when required or accompanied by directions from the Company that such amounts are to be paid into the Bond Fund, and amounts derived from the investment of such amounts.

     The Trustee is hereby directed to give notice to the Securities Depository on every Interest Payment Date while a Credit Facility is in effect that the Securities Depository is not to pay, and will not be receiving from the Trustee, interest on Pledged Bonds recorded in the books of the Securities Depository for the account of the Trustee (and identifying the principal amount of such Bonds). Interest on such Pledged Bonds will be paid by the Company to the Trustee for the benefit of the Bondholders.

     (c) If no Credit Facility is in effect, funds for the payments of the principal of, and premium, if any, and interest on such Bonds shall be derived from the following sources in the order of priority indicated:

          (i) moneys held by the Trustee pursuant to Article VIII hereof, such moneys to be applied only to the payment or the redemption of Bonds which are deemed to be paid in accordance with Article VIII hereof; and

          (ii) all payments made by the Company pursuant to Section 3.3(h) or 4.2(a) of the Agreement, and amounts derived from the investment of such amounts, and all other amounts received by the Trustee under and pursuant to the Agreement or from any other source when required or accompanied by directions from the Company that such amounts are to be paid into the Bond Fund, and amounts derived from the investment of such amounts.

     The Company is permitted under Section 3.3(h) of the Agreement to withdraw moneys from the Construction Fund to pay interest on the Bonds during construction of the Project. In such event, the Company shall direct that such payments be disbursed to the Trustee for the payment of interest on the Bonds during construction of the Project.

     (d) If a Credit Facility is then in effect, on the Business Day next preceding the date on which any principal and/or interest shall become due on the Bonds, whether upon any Interest Payment Date, at maturity, upon the date fixed for redemption or upon maturity or acceleration of the Bonds, the Trustee shall, without making any prior claim or demand upon the Company, take actions under and in accordance with such Credit Facility so as to receive moneys at or before 2:30 p.m., New York City time, on such date thereunder in an amount which shall be equal to the amount of principal and interest coming due on the Bonds on the date such payment is due, provided, that such action upon an acceleration shall be as soon as possible and in no event later than three (3) Business Days after such acceleration; and provided further, that the Trustee shall not take any action under any Credit Facility to pay any amount on any Company Bonds or Pledged Bonds. If the Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, the Trustee shall first take such action under and in accordance with the Fronting Credit Facility. If the Fronting Credit Facility is repudiated or moneys are not received under the Fronting Credit Facility by 12:00 noon, New York City time, on the date such payment is due on the Bonds, an Event of Default under Section 9.1(g) hereof shall have occurred and the Trustee shall take action under and in accordance with the Confirming Credit Facility before 12:30 p.m., New York City time, so as to receive moneys under the Confirming Credit Facility at or before 2:30 p.m., New York City time, on such date to fund the payment of the resulting mandatory purchase of all Bonds on such date in accordance with Sections 4.2(c) and 9.2(b) hereof. The Trustee agrees that after taking action under any Credit Facility in accordance with this Section 6.4, it will only invest any moneys described in clause (i) of subsection (b) above overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds until after such time as moneys have been realized under such Credit Facility with respect to such action. Any such moneys realized under any Credit Facility shall be deposited and held in the Bond Fund-Credit Facility Account and shall not be commingled with other moneys in the Bond Fund. Any amounts remaining in the Bond Fund after payment in full of the Bonds shall be applied in accordance with the provisions of Section 6.14 hereof. If for any reason funds are not available under a Credit Facility then in effect for payment of principal and/or interest due on the Bonds on any such date, the Trustee shall immediately request from the Company funds sufficient to make all such payments of principal and/or interest on the Bonds pursuant to Section 4.2(a) of the Agreement by directing that the Company deposit such funds with the Trustee at its Principal Office into the Bond Fund. If the Company has deposited moneys with the Trustee in accordance with clause
(ii) of subsection (b) of this Section 6.4 and moneys have been realized by the Trustee under a Credit Facility for the payment of principal and/or interest on the Bonds, then the Trustee shall request a written statement from the Credit Facility Provider as to whether or not the Credit Facility Provider has been reimbursed by the Company for any and all such moneys, and upon written notice from the Credit Facility Provider that the Company has not reimbursed the Credit Facility Provider in a certain amount, any such moneys deposited in accordance with clause (ii) of subsection (b) of this Section 6.4 equal to such amount shall be paid to the Credit Facility Provider and the balance of such amount, if such notice states that such reimbursement has been made, shall be paid to the Company.

     SECTION 6.5. CUSTODY OF BOND FUND. The Bond Fund shall be in the custody of the Trustee but in the name of the Issuer, and the Issuer hereby authorizes and directs the Trustee to withdraw funds from the Bond Fund in accordance with
Section 6.4 hereof, which authorization and direction the Trustee hereby accepts.

     SECTION 6.6. CONSTRUCTION FUND. There is hereby created and established with the Trustee a trust fund in the name of the Issuer to be designated "The Industrial Development Authority of the City of Show Low, Arizona Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006--Construction Fund," which shall be expended in accordance with the provisions of the Agreement.

     SECTION 6.7. PAYMENTS INTO CONSTRUCTION FUND; DISBURSEMENTS. The proceeds of the issuance and delivery of the Bonds (excluding accrued interest, if any) shall be deposited in the Construction Fund. Except for disbursements identified on Exhibit B attached hereto for which no requisition is required, moneys in the Construction Fund shall be expended in accordance with Section 3.3 of the Agreement pursuant to requisitions (substantially in the form of Exhibit A hereto) signed by an Authorized Company Representative and countersigned by the Fronting Credit Facility Provider and delivered to the Trustee stating with respect to each payment to be made:

          (a) The requisition number;

          (b) The name and address of the person, firm or corporation to whom payment is due or has been made, which may include the Company;

          (c) The amount to be or which has been paid; and

          (d) That each obligation mentioned therein has been properly incurred, is a proper charge against the Construction Fund in accordance with the provisions of the Agreement and the Project Certificate and has not been the basis of any previous requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers.

     The Trustee is hereby authorized and directed to make the disbursement pursuant to each such requisition and to issue its checks therefor. In making any such disbursement, the Trustee may rely on any such requisition. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom and shall provide monthly statements of transactions and investments pertaining to the Construction Fund to the Company so long as any Bonds remain outstanding.

     SECTION 6.8. COMPLETION OF PROJECT. The completion of the Project and payment or provision made for payment of the full Cost of the Project shall be evidenced by the filing with the Trustee of a certificate required by the provisions of Section 3.4 of the Agreement. Any balance remaining in the Construction Fund on the Completion Date shall be used in accordance with
Section 3.4 of the Agreement; provided, however, that if the Bonds are redeemed pursuant to said Section 3.4 and the payment of the redemption price is made with moneys realized under any Credit Facility then in effect, then such balance, to the extent of moneys realized under the Credit Facility, shall be paid by the Trustee to the Credit Facility Provider.

     SECTION 6.9. TRANSFER OF CONSTRUCTION FUND. If all of the Bonds are paid or deemed to be paid or canceled as herein provided or if the principal of the Bonds shall have become due and payable pursuant to Article VIII hereof, then, notwithstanding anything herein to the contrary, any balance then remaining in the Construction Fund shall without further authorization be deposited in the Bond Fund by the Trustee.

     SECTION 6.10. CREATION AND SOURCES OF BOND PURCHASE FUND. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated "The Industrial Development Authority of the City of Show Low, Arizona Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006--Bond Purchase Fund," which shall be used to pay the purchase price of Bonds tendered or deemed to be tendered for purchase pursuant to Section 4.1 or Section 4.2 of this Indenture. The Trustee shall hold all moneys on deposit in the Bond Purchase Fund in trust as provided in Section 4.4 hereof.

     There shall be paid into the Bond Purchase Fund, as and when received,

          (i) the proceeds of the remarketing of Bonds by the Remarketing Agent pursuant to Section 4.3 of this Indenture (all of which proceeds shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a separate and segregated account in the Bond Purchase Fund separate and apart from all other moneys in the Bond Purchase Fund);

          (ii) all moneys realized by the Trustee under any Credit Facility for the purpose of paying such purchase price (all of which moneys shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a separate and segregated account in the Bond Purchase Fund separate and apart from all other moneys in the Bond Purchase Fund);

          (iii) all moneys furnished to the Trustee by the Company pursuant to
     Section 4.2(d) of the Agreement (each of which moneys shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a separate and segregated account in the Bond Purchase Fund separate and apart from all other moneys in the Bond Purchase Fund); and

          (iv) all other moneys received by the Trustee under and pursuant to any of the provisions of this Indenture, the Agreement, any Credit Facility or otherwise which are required or which are accompanied by directions from the Company that such moneys are to be paid into the Bond Purchase Fund (each of which moneys shall at all times prior to their transfer from the Bond Purchase Fund be held by the Trustee in a separate and segregated account in the Bond Purchase Fund separate and apart from all other moneys in the Bond Purchase Fund).

     SECTION 6.11. USE OF MONEYS IN THE BOND PURCHASE FUND, (a) Except as provided in this Section 6.11 or Section 6.14 of this Indenture, moneys in the Bond Purchase Fund shall be used solely for the payment of the purchase price of Bonds tendered or deemed to be tendered for purchase on any purchase date pursuant to Section 4.1 or Section 4.2 of this Indenture.

     (b) On each purchase date, the Trustee shall pay the purchase price of Bonds tendered for purchase from moneys on deposit in the Bond Purchase Fund from funds derived from the following sources in the order of priority indicated:

          (i) proceeds of the remarketing of such Bonds pursuant to Section 4.3 hereof;

          (ii) moneys realized under the Credit Facility to pay the purchase price of Bonds tendered or deemed to be tendered for purchase (other than Company Bonds or Pledged Bonds);

          (iii) moneys furnished to the Trustee by the Company pursuant to
     Section 4.2(d) of the Agreement; and

          (iv) all other moneys deposited in the Bond Purchase Fund in accordance with Section 6.10(iv) hereof.

Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (i) above shall be delivered to the purchasers thereof as provided in Section 4.4 hereof. Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (ii) above shall, if an agreement with a Securities Depository as described in Section 2.11 hereof is not then in effect, be registered in the name of the Company (or as otherwise provided in the Pledge Agreement), shall be referred to as Pledged Bonds, shall be held by the Trustee in trust for the account of the Credit Facility Provider, shall be pledged to the Credit Facility Provider pursuant to the Pledge Agreement securing the Company's obligations thereunder and shall not be transferred or exchanged by the Trustee until the Trustee has received written evidence that the Credit Facility has been reinstated in the amount of the aggregate principal amount of such Bonds and the amount originally realized under such Credit Facility to pay the portion of the purchase price equal to the accrued interest, if any, on such Bonds upon a subsequent remarketing of such Pledged Bonds by the Remarketing Agent pursuant to this Indenture. Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (iii) or (iv) above shall, at the direction of the Company, if an agreement with a Securities Depository as described in Section 2.11 hereof is not then in effect, be registered in the name of the Company or be canceled.

     If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect, the Trustee shall instruct the Securities Depository to record in the books of the Securities Depository for the account of the Trustee any Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (ii) above, and such Bonds shall be referred to as Pledged Bonds, shall be deemed to be held by the Trustee in trust for account of the Credit Facility Provider and to the fullest extent permitted by law shall be subject to a security interest in favor of the Credit Facility Provider as security for the Company's obligations under the Pledge Agreement, which security interest shall be released only after the Credit Facility has been reinstated in the amount of the aggregate principal amount of such Bonds and the amount originally realized under such Credit Facility to pay the portion of the purchase price equal to the accrued interest, if any, on the Bonds upon a subsequent remarketing of such Pledged Bonds by the Remarketing Agent pursuant to this Indenture. If an agreement with a Securities Depository as described in
Section 2.11 hereof is then in effect, the Trustee shall, with respect to any Bonds (or portions thereof in Authorized Denominations) purchased with moneys described in clause (iii) or (iv) above which the Company does not instruct the Trustee to cancel, instruct the Securities Depository to record such Bonds in the books of the Securities Depository for the account of the Trustee, and such Bonds shall be Company Bonds.

     (c) If a Credit Facility is in effect on a purchase date, and the funds available under clause (i) of subsection (b) above for the payment of the purchase price of the Bonds to be purchased pursuant to Section 4.1 or Section
4.2 of this Indenture on such purchase date are not sufficient to pay the purchase price of such Bonds in full at or before 10:00 a.m., New York City time, on such purchase date, the Trustee shall, without making any prior demand or claim upon the Company, take action under such Credit Facility at or before 10:30 a.m., New York City time and, provided the Trustee has complied with the provisions of the Credit Facility, the Credit Facility Provider shall make payment under such Credit Facility to the Trustee at or before 2:30 p.m., New York City time, in immediately available funds which funds will be wired directly from the Credit Facility Provider to the Trustee, in an amount demanded by the Trustee which will be sufficient, together with the funds available under such clause (i) of subsection (b) above, to pay the purchase price of such Bonds on such purchase date. If the Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, the Trustee shall first take such action under and in accordance with the Fronting Credit Facility. If the Fronting Credit Facility is repudiated or moneys are not received under the Fronting Credit Facility by 12:00 noon, New York City time, on such purchase date, an Event of Default under Section 9.1(g) hereof shall have occurred and the Trustee shall take action under and in accordance with the Confirming Credit Facility before 12:30 p.m., New York City time, so as to receive moneys under the Confirming Credit Facility at or before 2:30 p.m., New York City time, on such date to fund the payment of the resulting mandatory purchase of all Bonds on such date in accordance with Sections 4.2(c) and 9.2(b) hereof. The Trustee agrees that after any action is taken under the Credit Facility in accordance with this Section 6.11, it will only invest any previously uninvested moneys described in clauses (i) and (ii) of subsection (b) above overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds until after such time as moneys have been realized under such Credit Facility with respect to such action.

     (d) Notwithstanding any other provision of this Indenture to the contrary, in the event that (i) the Remarketing Agent shall remarket any Bonds tendered for purchase pursuant to Section 4.1 or Section 4.2 hereof and the proceeds of such remarketing are received by the Trustee after it has taken action under the Credit Facility then in effect to realize moneys to pay the purchase price of such Bonds, pursuant to subsection (c) above, or (ii) the Remarketing Agent shall subsequently remarket any Pledged Bonds or any Company Bonds, the purchase price of which Bonds were paid by the Trustee as a result of action taken under the Credit Facility then in effect pursuant to subsection (c) above, then all proceeds of any such remarketing which necessitated such action under such Credit Facility shall be paid by the Trustee to the Credit Facility Provider (and if the Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, to the Fronting Credit Facility Provider or the Confirming Credit Facility Provider under which such moneys were so received) in respect of the obligations of the Company under the Credit Agreement (and, in such event, such Credit Facility Provider shall certify to the Trustee and the Company the amount of the obligations of the Company under the Credit Agreement). Upon such payment and receipt by the Trustee of written evidence of the resulting reinstatement of the Credit Facility, the Trustee may then release such Bonds and register the transfer of such Bonds in the names of the new Registered Owners thereof as shall be provided by the Remarketing Agent by telephone or telecopy promptly confirmed in writing, in the manner and subject to the requirements set forth in Section 4.3 hereof.

     (e) The Trustee shall cancel (i) Company Bonds at the written direction of the Company or (ii) Pledged Bonds at the written direction of the Company (with the consent of the Credit Facility Provider).

     SECTION 6.12. NON-PRESENTMENT OF BONDS. In the event any Bond or portion thereof shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, or on the date set for purchase of such Bond pursuant to Section 4.1 or
Section 4.2 hereof or in the event that any interest payment remains unclaimed, then if moneys (which must be Available Moneys sufficient to pay such interest, if any, or purchase such Bond or portion thereof, including all interest accrued thereon to such date and any premium due in connection therewith or that portion of the purchase price representing accrued interest or premium, shall have been made available to the Trustee, all liability of the Issuer for the payment or purchase of such Bond or the payment of such interest and all liability of the Company for the payment or purchase of such Bond or the payment of such interest shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds (which may only be invested overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds), without liability for interest thereon, in trust for the benefit of, and subject to a security interest in favor of, the owner of such Bond or such interest payment or the owner of such Unsurrendered Bond, as the case may be, who shall thereafter be restricted exclusively to such fund or funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond or interest. Subject to applicable law, any moneys so deposited with and held by the Trustee for the benefit of such persons, if any, for one (1) year after the date upon which such moneys were so deposited, shall be repaid to the Company or the Credit Facility Provider as provided in Section 8.5 of the Agreement upon receipt by the Trustee of written request of the Company or the Credit Facility Provider, as the case may be, and thereafter such persons shall look only to the Company for the purpose of payment from such moneys and then only to the extent of the amounts so deposited with the Company or the Credit Facility Provider, without interest thereon, and the Issuer and the Trustee shall have no responsibility with respect to such moneys and all liability of the Issuer and the Trustee with respect to such moneys shall thereupon cease, terminate and be completely discharged. In the absence of any such written request, the Trustee shall from time to time deliver such unclaimed funds to or as directed by pertinent escheat authority, as identified by the Trustee in its sole discretion, pursuant to and in accordance with applicable unclaimed property laws, rules or regulations. Any such delivery shall be in accordance with the customary practices and procedures of the Trustee and the escheat authority. Before making any payment under this
Section 6.12, the Trustee shall be entitled to receive at the Company's expense an opinion of counsel to the effect that said payment is permitted under applicable law.

     SECTION 6.13. MONEYS TO BE HELD IN TRUST. All moneys required to be deposited with or paid to the Trustee for the account of the Bond Fund, the Construction Fund or the Bond Purchase Fund under any provision of this Indenture (including remarketing proceeds and moneys realized under the Credit Facility to pay the purchase price of Bonds tendered or deemed to be tendered under Section 4.1 or 4.2 hereof) shall be held by the Trustee in trust, and except for (i) moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, (ii) moneys held in the Bond Purchase Fund, (iii) moneys which have been deposited with the Trustee pursuant to Article VIII hereof, and (iv) moneys held pursuant to Section 6.12 hereof, shall while held by the Trustee constitute part of the Trust Estate and be subject to the lien or security interest created hereby.

     SECTION 6.14. REPAYMENT TO THE COMPANY AND CREDIT FACILITY PROVIDER FROM BOND FUND AND BOND PURCHASE FUND. Subject to the provisions of Section 6.12 hereof, any amounts remaining in the Bond Fund, the Bond Purchase Fund or any other fund or account established pursuant to this Indenture after payment in full of the Bonds (or provision therefor having been made in accordance herewith), payment in full of the purchase price of all Bonds (other than Pledged Bonds or Company Bonds) tendered or deemed to be tendered to the Trustee for purchase pursuant to Sections 4.1 and 4.2 hereof, or cancellation of all Bonds pursuant to Section 6.11 hereof, and payment in full of the fees, charges and expenses of the Issuer, the Trustee and the Remarketing Agent and payment in full of all other amounts required to be paid hereunder and under the Agreement shall be paid to the Credit Facility Provider so long as a Credit Facility is then in effect, but only to the extent of any obligations owed by the Company to such Credit Facility Provider, and otherwise to the Company.

     SECTION 6.15. ADDITIONAL PAYMENTS UNDER THE AGREEMENT. Pursuant to Section 4.2(b) of the Agreement the Company has agreed to pay as provided therein fees, expenses and indemnities of the Trustee. All such additional payments received by the Trustee shall not be paid into the Bond Fund, the Construction Fund or the Bond Purchase Fund, but shall be disbursed by the recipient thereof solely for the purposes for which said additional payments are received.

     SECTION 6.16. TAX AGREEMENT. Notwithstanding anything in the Agreement or this Indenture to the contrary, the Trustee is hereby authorized, at the direction of an Authorized Company Representative, to transfer moneys from the Rebate Fund to the Construction Fund and the Bond Fund and to transfer moneys from the Construction Fund and the Bond Fund (other than the Bond Fund - Credit Facility Account) to the Rebate Fund, in order to comply with the provisions of the Tax Agreement.

                                   ARTICLE VII

                              INVESTMENT OF MONEYS

     Except as provided in Sections 3.4, 6.4, 6.11 and 6.12 hereof, any moneys held as part of the Bond Fund, the Construction Fund or the Rebate Fund described in Section 4.2 of the Tax Agreement shall be invested and reinvested by the Trustee at the written direction of the Company in accordance with the provisions of Section 3.6 of the Agreement and the provisions of the Tax Agreement. The Trustee may make any and all such investments and such investments described in the next succeeding paragraph through its own investment department or the investment department of any of its affiliates. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the fund (and the related account of such fund) for which they were made. The interest accruing thereon and any profit realized from such investments shall be credited to such fund (and the related account of such fund), and any net loss resulting from such investments shall be charged to such fund (and the related account of such fund). The Trustee shall, at the written direction of the Company, sell and reduce to cash a sufficient amount of such investments of the Construction Fund whenever the cash balance in the Construction Fund is insufficient to pay a requisition when presented or of the Rebate Fund whenever the cash balance in the Rebate Fund is insufficient to make any payment therefrom or of the Bond Fund whenever the cash balance in the Bond Fund is insufficient to pay the principal of, premium, if any, and interest on the Bonds when due, provided, that the Trustee shall, at the direction of the Company, first sell and reduce to cash those investments of the Bond Fund which mature earliest. The Trustee shall have no responsibility with respect to the compliance by the Company or the Issuer with any covenant herein or in the Tax Agreement regarding investments made in accordance with this Article or the Tax Agreement, other than to use its best reasonable efforts to comply with instructions from the Company regarding such investments and the Trustee shall bear no responsibility for losses incurred from such investments. Since the investments permitted by this Section have been included at the request of the Company and the making of such investments from time to time will be subject to the Company's direction, the Issuer and the Trustee specifically disclaim any obligation to the Company for any loss arising from, or tax consequences of, investments pursuant to the provisions of this Section. The Trustee shall not be responsible for any depreciation of the value of any investment made pursuant to this Section or for losses incurred in the redemption, sale or other disposal of any investments made in accordance with this Section.

     Any moneys held as part of the Bond Purchase Fund or the Bond Fund-Credit Facility Account, any moneys held for the payment of a particular Bond and any moneys being held by the Trustee pursuant to clause (a)(ii) of the definition of Available Moneys in Article I hereof shall only be invested by the Trustee overnight in Governmental Obligations or securities rated AAA or Aaa by each Rating Agency then rating the Bonds.

                                  ARTICLE VIII

                                DISCHARGE OF LIEN

     If the Issuer shall pay or cause to be paid, or there shall be otherwise paid or provision for payment made to or for the owners from time to time of the Bonds, the principal of, premium, if any, and interest due or to become due thereon on the dates and in the manner stipulated therein, and shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof and if all other liabilities of the Company under the Agreement and to the Credit Facility Provider under the Credit Agreement shall have been satisfied and the Credit Facility shall have terminated, then these presents and the estate and rights hereby granted shall cease, determine and be void, whereupon the liens of this Indenture shall be canceled and discharged (except with respect to moneys held by the Trustee hereunder, and the rights and immunities of the Issuer and the Trustee hereunder), and upon written request of the Issuer or the Company, the Trustee shall execute and deliver to the Issuer such instruments in writing as shall be required by the Issuer or the Company to cancel and discharge the lien hereof and thereof, and reconvey, release, assign and deliver unto the Issuer and the Company, respectively, the estate, right, title and interest in and to any and all property conveyed, assigned or pledged to the Trustee or otherwise subject to the lien of this Indenture, except amounts in the

Bond Fund or the Bond Purchase Fund or any other fund or account established pursuant to this Indenture required to be paid to the Company or the Credit Facility Provider, as the case may be, under Section 6.14 hereof.

     Any Bond shall be deemed to be paid within the meaning of this Article VIII when payment of the principal of and premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption prior to maturity as provided in this Indenture or otherwise), either (i) shall have been made or caused to be made (with Available Moneys) in accordance with the terms thereof, or (ii) in the case of a Bond which bears interest at the Fixed Rate (and not in the case of a Bond which bears interest at the Weekly Rate), shall have been provided by irrevocably depositing with the Trustee, in trust for the benefit of and subject to a security interest in favor of the owner of such Bond, and irrevocably setting aside exclusively for such payment on such due date (1) moneys sufficient to make such payment, or (2) Governmental Obligations (provided that in the opinion of Bond Counsel such deposit of Governmental Obligations will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code) maturing as to principal and interest in such amounts and on such dates as will (together with any moneys held under clause (1)), in the written opinion of a firm of certified public accountants delivered to the Trustee, provide sufficient moneys without reinvestment to make such payment, and if all necessary and proper fees, compensation and expenses of the Trustee pertaining to the Bonds with respect to which such deposit is made and all other liabilities of the Company under the Agreement shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such time as a Bond shall be deemed to be paid hereunder, as aforesaid, it shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes set forth in Sections 2.7 and 2.8 hereof and any such payment from such moneys or Governmental Obligations on the date or dates specified at the time of such deposit.

     Notwithstanding the foregoing, in the case of Bonds which are to be redeemed prior to the Maturity Date, no deposit under clause (ii) of the immediately preceding paragraph shall be deemed a payment of such Bonds as aforesaid until proper notice of redemption of such Bonds shall have been previously given in accordance with Article III hereof, or until the Company, on behalf of the Issuer, shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions:

          (a) stating the redemption date when the principal (and premium, if any) of each such Bond is to be paid (which may be any redemption date permitted by this Indenture); and

          (b) to call for redemption pursuant to this Indenture any Bonds to be redeemed prior to the Maturity Date pursuant to (a) hereof.

     In the case of Bonds which are not to be redeemed within the next succeeding sixty (60) days, the Trustee shall mail, as soon as practicable, in the manner prescribed by Article III hereof, a notice to the owners of such Bonds that the deposit required by (ii) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this

Article VIII and stating the redemption or maturity date upon which moneys are to be available for the payment of the redemption price on or principal of said Bonds.

     Any moneys so deposited with the Trustee as provided in this Article VIII may at the direction of the Company also be invested and reinvested in Governmental Obligations, maturing in the written opinion of a firm of nationally recognized certified public accountants delivered to the Trustee in the amounts and on the dates as hereinbefore set forth, and all income from all Governmental Obligations in the hands of the Trustee pursuant to this Article VIII which in the written opinion of a firm of certified public accountants delivered to the Trustee is not required for the payment of the Bonds and interest and premium, if any, thereon with respect to which such moneys are deposited, shall be deposited in the Bond Fund as and when collected for use and application as are other moneys deposited in that fund.

     Anything in Article XI hereof to the contrary notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article VIII for the payment of the principal of, premium, if any, and interest on the Bonds and the principal of, premium, if any, and interest on such Bonds shall not have in fact been actually paid in full, no amendment to the provisions of this Article VIII shall be made without the consent of the owner of each of the Bonds affected thereby.

     If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect and such agreement provides for the Trustee to obtain a CUSIP number in the event of a partial refunding or redemption of the Bonds and the authentication of a new Bond for the refunded or redeemed Bonds, then the Trustee shall comply with the provisions of such agreement.

                                   ARTICLE IX

                   DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE
                                 AND BONDHOLDERS

     SECTION 9.1. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occur, it is hereby declared to constitute an "event of default" hereunder:

          (a) Failure to pay interest on any Bond when such interest shall have become due and payable;

          (b) Failure to pay the principal of, or premium, if any, on any Bond, when due, whether at the stated maturity thereof or upon proceedings for redemption thereof;

          (c) Failure to pay when due the purchase price of any Bond tendered or deemed to be tendered to the Trustee for purchase pursuant to Section 4.1 or Section 4.2 hereof when due;

          (d) Failure to perform or observe any other of the material covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained and failure to remedy the same after notice thereof pursuant to
     Section 9.12 hereof;

          (e) The occurrence of an "Event of Default" under the Agreement;

          (f) At any time while a Credit Facility is in effect, receipt by the Trustee of written notice from the Credit Facility Provider that (1) the Company has failed to reimburse the Credit Facility Provider, or cause it to be reimbursed, for the amount of a payment drawn under the Credit Facility for a scheduled payment of interest on the Bonds and, accordingly, the amount available to be drawn under such Credit Facility for the payment of interest on the Bonds has not been reinstated or (2) an event of default has been declared under the Credit Agreement; provided, however, that if the Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, clause (2) of this Section 9.1(f) shall only apply with respect to notice from the Fronting Credit Facility Provider under the Fronting Credit Facility Agreement; or

          (g) At any time while a Fronting Credit Facility is in effect, (1) the repudiation of the Fronting Credit Facility by the Fronting Credit Facility Provider, (2) the failure by the Fronting Credit Facility Provider to honor a drawing by the Trustee under the Fronting Credit Facility or (3) receipt by the Trustee of written notice from the Confirming Credit Facility Provider that an event of default has been declared under the Confirming Credit Facility Agreement.

     SECTION 9.2. ACCELERATION; ALTERNATIVE. (a) Upon the occurrence of an event of default under Section 9.1(a), (b), (c) or (f) hereof the Trustee shall, and upon the occurrence of any other event of default hereunder other than under
Section 9.1(g) hereof the Trustee may and shall upon the written request of the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then Outstanding and the interest accrued thereon to the date of such declaration immediately due and payable, and such principal, interest, and any premium the Issuer shall have become obligated to pay prior to such date, if any, shall thereupon become and be immediately due and payable; provided, however, that so long as a Credit Facility is in effect, no acceleration shall be declared under this Section 9.2 (except an acceleration upon the occurrence of an event of default under Section 9.1(a), (b), (c) or (f) hereof) without the written consent or direction of the Credit Facility Provider. Upon any acceleration hereunder the Trustee shall immediately declare an amount equal to all amounts then due and payable on the Bonds to be immediately due and payable under Section 4.2(a) of the Agreement, and, if a Credit Facility is then in effect, the Trustee shall, as soon as possible, take such action under such Credit Facility to the fullest extent permitted by the terms thereof so that moneys are received by the Trustee under the Credit Facility within three (3) Business Days of such event of default to pay the principal of, and accrued interest on, the Bonds and shall fix the date upon which funds shall be applied as provided in Section 9.7 hereof. If the Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, the Trustee shall first take action under and in accordance with the Fronting Credit Facility. If the Fronting Credit Facility is repudiated or moneys are not received under the Fronting Credit Facility by 12:00 noon, New York City time, on the date such payment is due on the Bonds, an Event of Default under Section 9.1(g) hereof shall have occurred and the Trustee shall take action under and in accordance with the

Confirming Credit Facility before 12:30 p.m., New York City time, so as to receive moneys under the Confirming Credit Facility at or before 2:30 p.m., New York City time, on such date to fund the payment of the resulting mandatory purchase of all Bonds on such date in accordance with Sections 4.2(c) and 9.2(b) hereof. As soon as practicable upon any such acceleration, the Trustee shall give written notice thereof (unless previously given) to the Issuer, the Company, the Credit Facility Provider and the Remarketing Agent; provided, that failure to give such notice pursuant to this sentence shall not affect the validity or effectiveness of any such acceleration. Upon any such declaration, interest shall cease to accrue on the Bonds on the date of such declaration unless such declaration is rescinded in accordance with Section 9.11 hereof.

     (b) Alternatively, upon the occurrence of an event of default hereunder other than under Section 9.1(g) hereof, the Trustee shall, only if a Credit Facility is in effect and only at the direction of the Credit Facility Provider, declare the Bonds to be subject to mandatory purchase on such date pursuant to
Section 4.2(c) hereof. Upon the occurrence of an event of default under Section 9.1(g) hereof, the Trustee shall declare the Bonds to be subject to mandatory purchase on such date pursuant to Section 4.2(c) hereof. As soon as practicable upon such declaration, the Trustee shall give notice thereof to the Issuer, the Company, the Remarketing Agent and the owners of the Bonds in accordance with
Section 4.2(c) hereof. Immediately upon any such declaration, the Trustee shall draw upon the Credit Facility in order to fund payment of the purchase price of all Bonds upon such mandatory purchase.

     SECTION 9.3. OTHER REMEDIES; RIGHTS OF BONDHOLDERS. Upon the occurrence of an event of default hereunder the Trustee may, in addition or as an alternative to the remedy provided for in Section 9.2 hereof, pursue any available remedy by suit at law or in equity to enforce the payment of the principal of, premium, if any, and interest on the Bonds then outstanding.

     If an event of default shall have occurred, and if requested so to do by the Credit Facility Provider, or with the consent of the Credit Facility Provider, the owners of not less than a majority in aggregate principal amount of Bonds then outstanding, and if indemnified as provided in Section 10.1(1) hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section 9.3, as the Trustee, being advised by counsel, shall deem most expedient and in the interests of the Registered Owners; provided that such request shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not result in the personal liability of the Trustee; and provided further, that the Credit Facility Provider shall have no such right to make any request with respect to remedies against the Credit Facility Provider, including taking any action to realize moneys under the Credit Facility. In the event of a conflict between the requests of the Credit Facility Provider and those of the Registered Owners, the request of the Credit Facility Provider shall prevail. The Trustee may take any other action under this Indenture which is not inconsistent with such requests. No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Registered Owners) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Registered Owners hereunder or now or hereafter existing at law or in equity.

     No delay or omission to exercise any right or power accruing upon any default or event of default hereunder shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or acquiescence therein; and such right and power may be exercised from time to time as often as may be deemed expedient.

     No waiver of any default or event of default hereunder, whether by the Trustee, the Credit Facility Provider or the Registered Owners, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.

     SECTION 9.4. RIGHT OF CREDIT FACILITY PROVIDER AND BONDHOLDERS TO DIRECT PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Credit Facility Provider, or the owners of not less than a majority in aggregate principal amount of the Bonds then outstanding with the written consent of the Credit Facility Provider, shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, and subject to indemnification of the Trustee pursuant to Section 10.1(1) hereof, to direct the time, method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not result in the personal liability of the Trustee; and provided further, that the Credit Facility Provider shall have no such right to direct proceedings relating to remedies against the Credit Facility Provider, including taking any action to realize moneys under the Credit Facility. In the event of conflict between the directions of the Credit Facility Provider and those of the Registered Owners with respect to an event of default, the directions of the Credit Facility Provider shall prevail. The Trustee may take any other action under this Indenture which is not inconsistent with such direction.

     SECTION 9.5. APPOINTMENT OF RECEIVERS. Upon the occurrence of an event of default hereunder and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Registered Owners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the revenues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

     SECTION 9.6. WAIVER. Upon the occurrence of an event of default hereunder, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under the Issuer, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

     SECTION 9.7. APPLICATION OF MONEYS. Except as provided in Section 9.2(b) hereof, all moneys (other than moneys realized under a Credit Facility) received by the Trustee pursuant to any right given or action taken under the provisions of this Article IX or pursuant to Section 6.3 or 6.9 hereof shall, after payment to the Trustee as provided in Section 10.2 hereof, be deposited in the Bond Fund; all moneys realized under a Credit Facility to pay principal of and interest on the Bonds shall be deposited in the Bond Fund-Credit Facility Account, a separate and segregated account in the Bond Fund; and all moneys in the Bond Fund (other than moneys held for the payment of a particular Bond) during the continuation of an event of default hereunder shall be derived in the order of priority set forth in Section 6.4 hereof and applied as follows:

          (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

               FIRST - To the payment to the persons entitled thereto of all interest then due on the Bonds (other than Company Bonds, and other than Pledged Bonds to the extent of moneys then on deposit in the Bond Fund-Credit Facility Account), and, if the amount available shall not be sufficient to pay said amount in full, then to the payment ratably, according to the amounts due, to the persons entitled thereto, without any discrimination or privilege;

               SECOND - To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture, and other than Company Bonds, and other than Pledged Bonds to the extent of moneys then on deposit in the Bond Fund-Credit Facility Account), and, if the amount available shall not be sufficient to pay in full such unpaid principal and premium, then to the payment ratably to the persons entitled thereto without any discrimination or privilege;

               THIRD - To the payment of all obligations of the Company whether or not then due and owing to the Credit Facility Provider under the Credit Agreement and to the payment of Pledged Bonds to the extent not already paid; and

               FOURTH - To the payment of the principal of, premium, if any, and interest on Company Bonds in the same manner as above provided.

          (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied FIRST, to the payment of the principal and interest then due and unpaid upon the Bonds (other than Company Bonds, and other than Pledged Bonds to the extent of moneys then on deposit in the Bond Fund-Credit Facility Account), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond (other than Company Bonds), ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege, SECOND, to the payment of all obligations whether or not then due and payable to the Credit Facility Provider under the Credit Agreement and to the payment of Pledged Bonds to the extent not already paid, and THIRD, to the payment of principal of and interest on Company Bonds in the same manner.

          (c) If the principal of all of the Bonds shall have been declared due and payable, and if such declarations shall thereafter have been rescinded and annulled under the provisions of this Article IX then, subject to the provisions of Section 9.7(b) hereof in the event that the principal of all of the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Section 9.7(a) hereof.

     Subject to the provisions of Section 10.2 hereof, whenever moneys are to be applied pursuant to the provisions of this Section 9.7, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be, if a Credit Facility is then in effect and an event of default exists hereunder, within three (3) Business Days of such event of default or, in all other cases, an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date shall cease to accrue; provided, that in the event of the acceleration of the Bonds and the Trustee's taking of action under the Credit Facility then in effect to realize moneys thereunder to pay the principal of and accrued interest on the Bonds, pursuant to Section 6.4 hereof, the Trustee shall fix the date upon which such application is to be made, which date shall be the date of receipt of such moneys under such Credit Facility. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     SECTION 9.8. REMEDIES VESTED IN TRUSTEE. All rights of action (including the right to file proofs of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal and ratable benefit of the owners of the outstanding Bonds (other than Company Bonds).

     SECTION 9.9. RIGHTS AND REMEDIES OF BONDHOLDERS. No owner of any Bond shall have any right to institute any suit, action or proceeding at law or in equity for the enforcement of this Indenture or the Agreement or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder or thereunder, unless a default has occurred of which the Trustee has been notified as provided in Section 10.1(h) hereof, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an event of default hereunder and the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 10.1(1), nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name for sixty (60) days after such notification, request and offer of indemnification;

and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture or the Agreement, or for the appointment of a receiver or for any other remedy hereunder or thereunder; it being understood and intended that no one or more owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right hereunder or thereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal and ratable benefit of the owners of all Bonds then Outstanding (other than Company Bonds). Nothing contained in this Indenture, however, shall affect or impair the right of any Registered Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective owners thereof on the date, at the place, from the source and in the manner in the Bonds expressed, or the payment of the purchase price of any Bond which is due and payable, subject to the rights of the Credit Facility Provider set forth in Section 9.4 hereof.

     SECTION 9.10. TERMINATION OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee, the Credit Facility Provider and the Registered Owners shall be restored to their former positions and rights hereunder respectively with regard to the property subject to this Indenture, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

     SECTION 9.11. WAIVERS OF EVENTS OF DEFAULT. Subject to Section 9.13 hereof, the Trustee may at its discretion waive any event of default hereunder and its consequences, other than an event of default under Section 9.1(f) or (g) hereof, and may rescind any declaration of acceleration of principal, and shall do so upon the written request of the owners of (1) not less than a majority in aggregate principal amount of all the Bonds then Outstanding in respect of which default in the payment of principal or interest, or both, exists, or in respect of which a default in the payment of the purchase price exists, or (2) not less than a majority in aggregate principal amount of all Bonds then Outstanding in the case of any other default; provided, however, that there shall not be waived
(a) any default in the payment of the principal of or premium, if any, on any Outstanding Bonds at the date of maturity specified therein or redemption prior to maturity, or (b) any default in the payment when due of the interest on any such Bonds, or (c) any default in the payment when due of the purchase price of any such Bonds tendered or deemed to be tendered for purchase under Section 4.1 or Section 4.2 hereof unless prior to such waiver or rescission, all arrears of principal or interest, or both, or all arrears of payments of such purchase price, as the case may be, and all fees and expenses of the Trustee, in connection with such default shall have been paid or provided for; provided, that if the Trustee shall have realized moneys under the Credit Facility then in effect in connection with any such event of default to be so waived, no such waiver shall be effective until the Trustee has received written evidence that such Credit Facility shall have been reinstated to an amount equal to the Outstanding principal amount of the Bonds plus the Credit Facility Interest Amount; and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other default, or impair any right consequent thereon.

     SECTION 9.12. NOTICE OF DEFAULTS UNDER SECTION 9.1(D); OPPORTUNITY OF THE ISSUER AND THE COMPANY TO CURE SUCH DEFAULTS. Anything herein to the contrary notwithstanding, no default under Section 9.1(d) hereof shall constitute an event of default hereunder until notice of such default by registered or certified mail, return receipt requested, shall be given to the Issuer, the Company, the Credit Facility Provider and the Remarketing Agent by the Trustee or to the Issuer, the Company, the Trustee, the Credit Facility Provider and the Remarketing Agent by the owners of not less than a majority in aggregate principal amount of all Bonds then Outstanding or by the Credit Facility Provider which notice shall specify such default, request that said default be remedied and state that such notice is a "Notice of Default" hereunder, and the Issuer and the Company shall have had ninety (90) days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period.

     With regard to any default concerning which notice is given to the Issuer, the Company, the Credit Facility Provider and the Remarketing Agent under the provisions of this Section 9.12, the Issuer hereby grants the Company full authority for account of the Issuer to perform any covenant or obligation alleged in said notice to constitute a default, in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

     SECTION 9.13. Limitation of Default and Remedies. Notwithstanding anything herein to the contrary, the Credit Facility Provider, subject to Section 9.4 hereof, shall be entitled, but not obligated, to request that the Trustee exercise or to direct the Trustee in the exercise of all rights and remedies under this Article IX, including, without limitation, acceleration of the Bonds, institution of legal proceedings and the granting of any waivers with respect to the foregoing. Neither the Trustee, the Issuer nor the owners of the Bonds shall have the right or be permitted to exercise any of the rights or remedies granted or permitted to any one or more of them under this Article IX without the prior written consent and, in the case of the Trustee, request or direction of the Credit Facility Provider.

                                    ARTICLE X

                          TRUSTEE AND REMARKETING AGENT

     SECTION 10.1. ACCEPTANCE OF TRUSTS. The Trustee hereby accepts the trusts imposed upon it by this Indenture and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

          (a) The Trustee, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred hereunder, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an event of default has occurred hereunder (which has not been cured or waived), and subject to the provisions of Section 10.1(1) hereof and subject to the Trustee's acting at the direction of the Credit Facility Provider as provided in this Indenture, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall, in the case of attorneys, agents or receivers, not be answerable for the conduct of the same if appointed by the Trustee in good faith and without negligence, and shall be entitled to advice of counsel concerning its duties hereunder and thereunder, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or thereunder in good faith in reliance thereon, and may in all cases pay such reasonable compensation to all such attorneys, agents and receivers as may reasonably be employed in connection with the trusts hereof or thereof, and the Trustee may be reimbursed for such payment as provided in Section 4.2(b) of the Agreement.

          (c) The Trustee shall not be responsible for any recital herein or in the Bonds (except with respect to the certificate of the Trustee endorsed on the Bonds), or for the validity of the execution by the Issuer of this Indenture or any supplemental indentures hereto, or of any instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby or for filing any financing or continuation statements in any public office at any time in order to perfect or maintain the perfection of any security interest granted hereby or to maintain any insurance policy relating to the Project. In purchasing Bonds hereunder, the Trustee shall be acting as a conduit and shall not be purchasing Bonds for its own account. No provision of this Indenture shall require the Trustee to expend or risk its own funds or shall relieve the Trustee from liability for its negligence or willful misconduct.

          (d) The Trustee shall not be accountable for the use of the proceeds of any Bonds authenticated or delivered hereunder. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not the Trustee.

          (e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon such owner and all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof or on registration of transfer thereof.

          (f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by an Authorized Issuer Representative or an Authorized Company Representative under the Agreement as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in Section 10.1(h) hereof, or of which by Section 10.1(h) it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed by it to be necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary or the President of the Issuer to the effect that an authorization in the form therein set forth has been adopted by the Issuer as conclusive evidence that such authorization has been duly adopted, and is in full force and effect.

          (g) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct.

          (h) The Trustee shall not be required to take notice or be deemed to have notice of any default or event of default hereunder or under the Agreement except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article V hereof or of any Expiration Date (other than a Stated Expiration Date), unless the Trustee shall be specifically notified in writing of such default or Expiration Date by the Issuer, the Company, the Credit Facility Provider or the owners of at least a majority in aggregate principal amount of Bonds then Outstanding and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the Principal Office of the Trustee (unless otherwise provided in the Bonds and this Indenture), and in the absence of such notice so delivered the Trustee may conclusively assume there is no default or Expiration Date except as aforesaid.

          (i) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property herein conveyed, including all books, papers and records of the Issuer and the Company pertaining to the Project and the Bonds (upon reasonable notice to the Issuer or the Company, as the case may be), and to take such memoranda from and with regard thereto as may be desired, subject to such limitations, restrictions and requirements as the Issuer or the Company, as the case may be, may reasonably prescribe.

          (j) The Trustee shall not be required to give any bond or surety in respect of the execution of said trusts and powers or otherwise in respect of the premises.

          (k) Notwithstanding anything elsewhere in this Indenture and the Agreement with respect to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture and the Agreement, the Trustee shall have the right, but shall not be required, to demand any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action, by the Trustee deemed desirable for the purpose of establishing the right of the Issuer or the Company to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

          (l) Before taking any action at the request or direction of owners of the Bonds or the Credit Facility Provider under this Indenture, including directions referred to in Section 9.2 (except with respect to an acceleration due to an event of default under Section 9.1(f) hereof),
     Section 9.3, Section 9.4, Section 9.13 and Section 10.4 hereof, the Trustee may require that a satisfactory indemnity bond be furnished by such owners or the Credit Facility Provider for the reimbursement of all fees and expenses (including reasonable counsel fees and expenses) to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence, bad faith or [willful] misconduct. Notwithstanding anything in this Indenture to the contrary, the Trustee may not require the indemnification provided for in this Section 10.1(1) before taking action to realize moneys under the Credit Facility as provided herein or before making regularly scheduled payments of principal and interest on the Bonds or before paying the purchase price of the Bonds.

          (m) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (n) The Trustee's rights to immunities and protection from liability hereunder and its rights to payment of its fees, expenses and indemnities shall survive its resignation or removal and the final payment or defeasance of the Bonds and all indemnifications and releases from liability granted herein to the Trustee shall extend to its directors, officers, employees and agents.

     SECTION 10.2. FEES, CHARGES, INDEMNITIES AND EXPENSES OF THE TRUSTEE. The Trustee shall be entitled to payment and reimbursement for reasonable fees for its services rendered hereunder and all advances, counsel fees and other expenses reasonably made or incurred by the Trustee in connection with such services and in connection with entering into this Indenture. The Trustee shall also be entitled to payment of its reasonable fees, charges and expenses in the event that provision for the payment of the Bonds is made pursuant to Article VIII hereof. The Company, the Issuer and the holders of the Bonds agree that the Trustee shall have a first lien for the foregoing fees, charges and expenses and for the indemnities owed to it under Section 4.2(b) of the Agreement with right to enforce such lien for payment prior to payment on account of principal of, premium, if any, and interest on any Bond upon the Trust Estate (other than moneys realized under a Credit Facility or held for the payment of particular Bonds) whether or not such payment is then due and owing for the foregoing fees, charges, expenses and indemnities incurred by it. The Trustee shall not have such a lien for such fees, charges, expenses and indemnities on moneys in the Bond Purchase Fund or otherwise held hereunder for the payment of the purchase price of Bonds tendered or deemed to be tendered to the Trustee or the Remarketing Agent for purchase.

     SECTION 10.3. NOTICE OF DEFAULT. If a default occurs of which the Trustee is by Section 10.1(h) hereof required to take notice or if notice of default be given as therein provided, then the Trustee shall promptly give written notice thereof by registered or certified mail, return receipt requested, to the Issuer, the Remarketing Agent, the Company and the Credit Facility Provider. The Trustee shall promptly give written notice of any such default by registered or certified mail, return receipt requested, to the owner of each Bond as shown by the list of Registered Owners required by the terms of Section 5.6 hereof to be kept at the Principal Office of the Trustee.

     SECTION 10.4. INTERVENTION BY THE TRUSTEE. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the owners from time to time of the Bonds, the Trustee may intervene on behalf of Registered Owners and, subject to the provisions of Section 10.1(1) hereof, shall do so if requested in writing by the owners of at least a majority of the aggregate principal amount of Bonds then Outstanding or, subject to Section 9.13 hereof, the Credit Facility Provider.

     SECTION 10.5. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger or consolidation to which it is a party, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Any such successor Trustee shall give notice thereof to the Issuer, the Company, the Credit Facility Provider and the Remarketing Agent.

     SECTION 10.6. RESIGNATION BY THE TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving sixty
(60) days' written notice by registered or certified mail, postage prepaid, to the Issuer, the Company, the Remarketing Agent, the Credit Facility Provider and the owner of each Bond as shown by the list of Registered Owners required by
Section 5.6 hereof to be kept by the Trustee, and such resignation shall take effect at the end of such sixty (60) days provided that a successor Trustee has been appointed and shall have accepted appointment pursuant to Section 10.8 hereof, or upon the earlier appointment of, and acceptance of appointment by, a successor Trustee pursuant to Section 10.8 hereof. If no successor Trustee shall have been so appointed and have accepted appointment within sixty (60) days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     SECTION 10.7. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee, the Issuer, the Company, the Credit Facility Provider and the Remarketing Agent, and signed by the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, or (so long as no default or Event of Default is then existing under the Agreement) signed by the Company and delivered to the Trustee, the Issuer, the Credit Facility Provider and the Remarketing Agent, and such removal shall take effect at the appointment of a successor Trustee pursuant to the provisions of Section 10.8 hereof and acceptance by such Trustee.

     SECTION 10.8. APPOINTMENT OF SUCCESSOR TRUSTEE. In case the Trustee hereunder shall (a) give notice of resignation, (b) be removed, or (c) be dissolved, or shall be in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public office or offices, or of a receiver appointed by a court; a successor shall be appointed by the Issuer (at the written direction of the Company); provided, that if a successor Trustee is not so appointed within sixty
(60) days after notice of resignation is mailed or an instrument of removal is delivered as provided under Sections 10.6 and 10.7 hereof, respectively, or within sixty (60) days of the Issuer's knowledge of any of the events specified in (c) hereinabove, then the owners of not less than a majority in aggregate principal amount of Bonds then Outstanding, by an instrument or concurrent instruments in writing signed by such owners, or by their duly authorized attorneys in fact, a copy of which shall be delivered personally or sent by first class mail, postage prepaid, to the Issuer, the retiring Trustee, the successor Trustee, the Credit Facility Provider, the Company and the Remarketing Agent, may designate such successor. If the Registered Owners and the Issuer fail to so appoint a successor Trustee hereunder within sixty (60) days after the Trustee has given notice of its resignation, has been removed, has been dissolved, has otherwise become incapable of acting hereunder or has been taken under control by a public officer or receiver, the Trustee shall have the right to petition a court of competent jurisdiction to appoint a successor Trustee hereunder. Every such Trustee appointed pursuant to the provisions of this
Section 10.8 shall be a trust company or bank with trust powers in good standing and have a reported capital and surplus of not less than $100,000,000 (such capital and surplus requirement may be met by the trust company's or bank's holding company) if there be such an institution willing, qualified and able to accept the trust upon customary terms.

     SECTION 10.9. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its or his predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer (at the direction of the Company), or of its successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor Trustee shall, upon payment of its charges, deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estate, rights, powers and duties hereby or thereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder and thereunder, together with all other instruments provided for in this Article X, shall be filed or recorded by the successor Trustee in each recording office where the Indenture (or a financing statement with respect thereto) shall have been filed or recorded.

     SECTION 10.10. APPOINTMENT OF A CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as Trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, the Agreement or the Credit Facility and, in particular, in case of the enforcement of any of them on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies granted herein to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint, with the consent of the Company (to the extent that no default or Event of Default shall have occurred and be continuing under the Agreement), an additional individual or institution as a separate trustee or co-trustee. The following provisions of this Section 10.10 are adapted to these ends.

     In the event that the Trustee appoints an additional individual or institution as a separate trustee or co-trustee, in the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers, trusts and remedies herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, obligation, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be imposed upon, exercised by or vested in or conveyed to the Trustee with respect thereto shall be imposed upon, exercisable by and vest in such separate trustee or co-trustee, but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights, trusts and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them. Such separate trustee or co-trustee shall deliver an instrument in writing acknowledging and accepting its appointment hereunder to the Issuer, the Trustee, the Company, the Credit Facility Provider and the Remarketing Agent.

     Should any instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. If the Issuer shall fail to deliver the same within fifteen (15) days of such request, or if an Event of Default has occurred and is continuing, the Trustee is hereby appointed attorney-in-fact for the Issuer to execute, acknowledge and deliver such instruments in the Issuer's name and stead. In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     SECTION 10.11. REMARKETING AGENT. The Issuer (at the direction of the Company) shall appoint the Remarketing Agent, subject to the conditions hereinafter set forth, and the Remarketing Agent shall act as the agent of the Issuer in determining the Weekly Rate and the Fixed Rate pursuant to Section 2.2 hereof, and shall act as the agent of the Company in connection with the remarketing of the Bonds pursuant to Section 4.3 hereof. The Issuer (at the direction of the Company) hereby appoints Thornton Farish Inc. as the initial Remarketing Agent. The Remarketing Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Trustee and the Credit Facility Provider, under which the Remarketing Agent will agree to fulfill its duties and obligations set forth in this Indenture and keep such books and records with respect to its duties as Remarketing Agent as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Trustee, the Issuer and the Company at all reasonable times.

     The Remarketing Agent (or its parent company) shall be a member of the National Association of Securities Dealers, Inc., or shall be a commercial bank or a wholly-owned subsidiary of a commercial bank having a capitalization of at least $25,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture, chartered under the laws of the United States of America or any state thereof. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days' written notice to the Issuer, the Company, the Credit Facility Provider and the Trustee. The Remarketing Agent may be removed at any time by the Issuer, at the direction of the Company, by an instrument filed with the Remarketing Agent, the Credit Facility Provider and the Trustee and upon prompt notice to the Bondholders. Upon any such resignation or removal, the Issuer (at the direction of the Company) shall appoint a successor Remarketing Agent by an instrument filed with the Remarketing Agent, the Credit Facility Provider and the Trustee. No such resignation or removal of the Remarketing Agent shall be effective until a successor Remarketing Agent has been appointed and has accepted such appointment.

                                   ARTICLE XI

                            SUPPLEMENTAL INDENTURES

     SECTION 11.1. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Trustee may, without consent of, or notice to, any of the Bondholders enter into an indenture or indentures supplemental to this Indenture for any one or more of the following purposes:

          (a) To cure any ambiguity or formal defect or omission in this Indenture or to make any other change, provided that no such action is to the prejudice of the Registered Owners;

          (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;


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          (c) At the request of the Company, to permit fully registered Bonds to be exchanged for coupon Bonds (which may be registrable as to principal only) upon receipt by the Issuer, the Company and the Trustee of an opinion of Bond Counsel to the effect that the exchange of fully registered Bonds for Bonds in coupon form is permitted by applicable law and will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes;

          (d) To provide for an uncertificated system of registration for the Bonds upon receipt by the Issuer, the Company and the Trustee of an opinion of Bond Counsel to the effect that the provision for such system of registration for the Bonds is permitted by applicable law and will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes;

          (e) To secure or maintain ratings on the Bonds from Moody's and/or S&P, which changes will not restrict, limit or reduce the obligation of the Company to pay amounts sufficient to pay the principal of and premium, if any, and interest on the Bonds or otherwise materially adversely affect the Registered Owners under this Indenture, but only if there shall be supplied to the Company, the Issuer, the Trustee and the Remarketing Agent an opinion of Bond Counsel stating that the proposed modification or amendment will not adversely affect the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes;

          (f) To make any other change which in the sole determination of the Trustee does not materially adversely affect the Registered Owners; in making such determination the Trustee may rely on the opinion of such counsel as it may select, but only if there shall be supplied to the Company, the Issuer, the Trustee and the Remarketing Agent an opinion of Bond Counsel stating that the proposed modification or amendment is permitted by applicable law and will not adversely affect the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes;

          (g) To provide additional security to the Trustee for the benefit of the Registered Owners upon receipt by the Issuer, the Company and the Trustee of an opinion of Bond Counsel to the effect that the provision of such additional security is permitted by applicable law and will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes and to conform to or permit compliance with the terms and provisions of such additional security, including the sources, priorities and retention of funds as contemplated by Sections 6.4 and 6.11 hereof; or

          (h) To facilitate the provision of a Credit Facility or other credit enhancement, but only if there shall be supplied to the Company, the Issuer, the Trustee and the Remarketing Agent an opinion of Bond Counsel stating that the proposed modification or amendment will not adversely affect the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes.

     Upon the execution of any such supplemental indenture as in this Section
11.1 permitted and provided, this Indenture shall be deemed to be modified and amended in accordance therewith.

     SECTION 11.2. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BONDHOLDERS. Exclusive of supplemental indentures covered by Section 11.1 hereof and subject to the terms and provisions contained in this Section 11.2, and not otherwise, the owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section 11.2 or in Section 11.1 hereof contained shall permit, or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then Outstanding, (a) an extension of the maturity (or mandatory redemption date) of the principal of, premium, if any, or the interest on, any Bond issued hereunder, or (b) a reduction in the principal amount of, or redemption premium on, any Bond or a change in the Weekly Rate or the Fixed Rate borne by any Bond issued hereunder, except as provided in Section
2.2 hereof, or a change in the method of calculating the Weekly Rate or the Fixed Rate, or (c) a change of any date upon which any Bond may be purchased, or the purchase price thereof, in accordance with the terms thereof and the provisions of Sections 4.1 and 4.2 of this Indenture, or (d) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (e) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such supplemental indenture or to an amendment to the Agreement as provided in Section 12.2 hereof, or (f) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (g) the deprivation of the owner of any Bond then Outstanding of the lien hereby created on the Trust Estate.

     If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section 11.2, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be sent by overnight delivery service (with the signature of the receiving party required) or to be mailed by registered or certified mail, return receipt requested, to the owner of each Bond then Outstanding as shown by the list of Registered Owners required by the terms of Section 5.6 hereof to be kept at the Principal Office of the Trustee. Such notice shall be prepared by or on behalf of the Issuer and shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Registered Owners. If, within sixty
(60) days or such longer period as shall be prescribed by the Trustee following the sending or mailing of such notice, the owners of not less than a majority or 100%, as the case may be, in aggregate principal amount of the Bonds then Outstanding shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the


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

execution of any such supplemental indenture as in this Section 11.2 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

     SECTION 11.3. CONSENT OF COMPANY, REMARKETING AGENT AND CREDIT FACILITY PROVIDER. No amendment, change or modification of this Indenture shall become effective unless and until the Company and the Credit Facility Provider shall have consented in writing to the execution and delivery of such supplemental indenture. Prior to the execution of any supplemental indenture which affects the duties of the Remarketing Agent hereunder, consent must be obtained from the Remarketing Agent. In this regard, the Trustee shall cause notice of the proposed execution of any such supplemental indenture, together with a copy of the proposed supplemental indenture, to be given by overnight delivery service (with the signature of the receiving party required) or by registered or certified mail, return receipt requested, to the Company, the Credit Facility Provider and the Remarketing Agent at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture.

     SECTION 11.4. NOTICES TO REMARKETING AGENT. The Trustee shall give written notice to the Remarketing Agent of any supplement or amendment to the Indenture, together with a copy of such supplement or amendment, entered into pursuant to this Article XI; provided, that the Trustee shall not be responsible for or incur any additional liability for failing to give such notice unless the Remarketing Agent's consent to such supplemental indenture is required pursuant to Section 1.1.3 hereof.

     SECTION 11.5. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE XII

                   AMENDMENT OF AGREEMENT AND CREDIT FACILITY

     SECTION 12.1. AMENDMENTS, ETC., TO AGREEMENT NOT REQUIRING CONSENT OF BONDHOLDERS. The Issuer and the Trustee may, without the consent of or notice to the Registered Owners, consent to any amendment, change or modification of the Agreement (including an assignment thereof) as may be required (i) by the provisions of the Agreement or this Indenture; (ii) for the purpose of curing any ambiguity or formal defect or omission or in connection with any other change therein, provided, that no such action is to the prejudice of the Registered Owners (in making such determination, the Trustee may rely on the opinion of such counsel as it may select); (iii) to secure or maintain ratings on the Bonds from Moody's and/or S&P; (iv) to describe more fully or to amplify or correct the description of any property financed under the Agreement or intended to be so or to amend Exhibit A to the Agreement in accordance with
Section 3.1 thereof; or (v) to make any other change which in the sole determination of the

Trustee does not materially adversely affect the Registered Owners (in making such determination, the Trustee may rely on the opinion of such counsel as it may select); provided, that with respect to any such amendment the Company provides the Trustee with an opinion of Bond Counsel to the effect that any such amendment is permitted by applicable law and will not have an adverse effect on the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes.

     SECTION 12.2. AMENDMENTS, ETC., TO AGREEMENT REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications as provided in
Section 12.1 hereof, the Issuer and the Trustee shall not consent to any other amendment, change or modification of the Agreement without the giving of notice and the written approval or consent of the owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding given as provided in this Section 12.2; provided, however, that nothing in this Section 12.2 or in
Section 12.1 hereof contained shall permit or be construed as permitting, without the consent of the owners of 100% in aggregate principal amount of the Bonds then Outstanding, (a) an extension of time for the payment of an amount due pursuant to Section 4.2(a) or (d) of the Agreement; (b) a reduction in any amount due pursuant to Section 4.2(a) or (d) of the Agreement; or (c) a reduction in the aggregate principal amount of the Bonds the owners of which are required to consent to such amendment, change or modification of the Agreement. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 11.2 hereof with respect to supplemental indentures. Such notice shall be prepared by or on behalf of the Issuer and shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by all Registered Owners.

     SECTION 12.3. CONSENT OF CREDIT FACILITY PROVIDER. Any amendment, change or modification of the Agreement under this Article XII shall not become effective unless and until the Credit Facility Provider shall have consented in writing to the execution and delivery of such amendment, change or modification. In this regard, the Issuer shall cause the Trustee to give notice of the proposed execution of any such amendment, change or modification, together with a copy of the proposed execution of any such amendment, change or modification, by overnight delivery service (with the signature of the receiving party required) or by registered or certified mail, return receipt requested, to the Credit Facility Provider at least fifteen (15) days prior to the proposed date of execution and delivery of any such amendment, change or modification.

     SECTION 12.4. AMENDMENT OF CREDIT FACILITY. The Credit Facility may not be amended without the prior written consent of the Trustee. The Trustee shall notify the owners of the Bonds of a proposed amendment of any Credit Facility and may consent thereto with the consent of the owners of not less than a majority in aggregate principal amount of the Bonds then outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of the Bonds then outstanding consent to any amendment which would (1) decrease any amount payable under the Credit

Facility, (2) extend the time for the payment of any amount under the Credit Facility or (3) reduce the term of the Credit Facility.

     SECTION 12.5. NOTICE TO REMARKETING AGENT. The Trustee shall give written notice to the Remarketing Agent of any amendment or supplement to the Agreement or the Credit Facility, together with a copy of such amendment or supplement, entered into pursuant to this Article XII; provided, that the Trustee shall not be responsible for or incur any additional liability for failing to give such notice.

     SECTION 12.6. EXECUTION OF CONSENTS. In executing any consent permitted by this Article the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such consent is authorized or permitted by this Indenture and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, consent to any amendment, change or modification of the Agreement or the Credit Facility which affects the Trustee's own rights, duties or immunities under this Indenture, the Agreement, the Credit Facility or otherwise.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     SECTION 13.1. CONSENTS, ETC., OF BONDHOLDERS. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Registered Owners may be in any number of concurrent documents and may be executed by such Registered Owners in person or by an agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgment within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution, or in any manner satisfactory to the Trustee.

          (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of owning the same shall be proved by the registration books of the Issuer maintained by the Trustee pursuant to Section 2.8 hereof.

     In determining whether the owners of the requisite principal amount of Bonds Outstanding have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Company Bonds shall be disregarded and deemed not to be Outstanding under this Indenture, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be Company Bonds shall be so disregarded. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith, including the Pledged Bonds, shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or any Affiliate of the Company or any person acting for or on behalf of them. If an agreement with a Securities Depository as described in Section 2.11 hereof is then in effect and such agreement provides for the establishment of a record date for purposes of the solicitation of consents from and voting by the owners of the Bonds, the Trustee shall comply with the provisions of such agreement.

     Notwithstanding the foregoing paragraph, Company Bonds shall be deemed to be Outstanding under the Indenture if all the Bonds Outstanding at the time are Company Bonds; provided, however, that in such event the Company or any Affiliate of the Company or any person acting for or on behalf of them may not consent to any supplement to this Indenture that would adversely affect the validity of the Bonds or the exclusion of the interest on the Bonds from the gross income of the owners thereof for federal income tax purposes; and provided further, that if a supplement to this Indenture is executed at a time when the Company or any Affiliate of the Company or any person acting for or on behalf of them is the owner of all the Outstanding Bonds, Bond Counsel shall render an opinion that the execution of the supplement to this Indenture does not have an adverse effect on the validity of the Bonds or the exclusion of the interest thereon from the gross income of the owners thereof for federal income tax purposes.

     SECTION 13.2. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person or company other than the parties hereto, the Company, the Remarketing Agent, the Credit Facility Provider and the owners of the Bonds, any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions therein contained, this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Company, the Remarketing Agent, the Credit Facility Provider and the owners from time to time of the Bonds as herein provided.

     SECTION 13.3. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

     SECTION 13.4. NOTICES. Unless otherwise specifically provided herein, any notice, request, complaint, demand, direction, communication or other paper shall be sufficiently given if in writing and shall be deemed given: (i) three
(3) days after the same are deposited in the United States mail and sent by registered or certified mail, return receipt requested, or (ii) when the same are delivered by hand, or (iii) when the same are sent by confirmed facsimile transmission, or (iv) on the next Business Day when the same are sent by overnight delivery service (with the signature of the receiving party required), in each case to the parties at the addresses set forth below or at such other address as a party may designate by written notice to the other parties: if to the Issuer, at 550 N. Ninth Place, Show Low, Arizona 85901, or Telecopy No.

(928) 532-4009, Attention: President; if to the Trustee, at 660 S. Mill Avenue, 4th Floor, Mail Code AZ1-5105, Tempe, Arizona 85281, or Telecopy No. (480) 902-6879, Attention: Corporate Trust Department; if to the Remarketing Agent, at 3500 Eastern Boulevard, Suite 210, Montgomery, Alabama 36116, or Telecopy No.
(334)272-0897, Attention: Public Finance Department; if to the Company, at 3418
N. Val Vista Drive, Mesa, Arizona 85213, or Telecopy No. (480) 718-7977,
Attention: Robert M. Worsley; if to the Fronting Credit Facility Provider, at 5500 South Quebec Street, Greenwood Village, Colorado 80111, or Telecopy No.
(303) 796-1437, Attention: David B. Willis; if to the Confirming Credit Facility Provider, at 300 South Riverside Plaza, Mail Code IL1-0236, Chicago, Illinois 60606-0236, or Telecopy No. (312) 954-6163, Attention: Standby Letter of Credit Unit; and if to S&P, at Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041, Attention: LOC Surveillance, Telephone No.
(212) 438-2433, or Telecopy No. (212) 438-7321. A duplicate copy of each notice required to be given hereunder by the Trustee to either the Issuer or the Company shall also be given to the other.

     SECTION 13.5. PAYMENTS DUE ON NON-BUSINESS DAYS. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds or the date for payment of the purchase price of any Bonds tendered for purchase is not a Business Day, then payment of principal, premium, if any, interest or purchase price need not be made on such date, but may be made on the immediately following Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or the date for payment of the purchase price, and no interest shall accrue for the period after such date.

     SECTION 13.6. ACTION BY COMPANY. Wherever it is herein or in the Agreement provided or permitted for any action to be taken by the Company, such action may be taken by an Authorized Company Representative under the Agreement, unless the context clearly indicates otherwise.

     SECTION 13.7. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 13.8. APPLICABLE PROVISIONS OF LAW. This Indenture shall be governed by and construed in accordance with the laws of the State; provided that the immunities and standard of care of the Trustee in the administration of its trusts hereunder shall be governed by and construed in accordance with the laws of the jurisdiction in which its Principal Office is located.

     SECTION 13.9. CAPTIONS. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

     SECTION 13.10. PROVISIONS FOR PAYMENT OF EXPENSES. The Issuer shall not be obligated to execute any documents or take any other action under or pursuant to this Indenture, the Agreement or any other document in connection with the Bonds unless and until provision for the payment of expenses of the Issuer shall have been made. Provisions for expenses shall be deemed to have been made upon arrangements reasonably satisfactory to the Issuer for the provision of expenses being agreed upon by the Issuer and the Company.

     SECTION 13.11. LIMITED LIABILITY OF OFFICERS, ETC. No recourse shall be had for the payment of the principal of, premium, if any, and interest on the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in the Indenture contained, against any past, present or future official or employee of the Issuer, or any successor thereof, as such, either directly or indirectly or through the Issuer or any successor, under any rule or law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such official or employee as such is hereby expressly waived and released as a condition of and consideration for the execution of the Indenture and the issuance of any of the Bonds.

     SECTION 13.12. ADDITIONAL NOTICES TO RATING AGENCIES. The Trustee hereby agrees that if at any time (a) there is a change in the Trustee, the Remarketing Agent, the Credit Facility Provider or the co-trustee; (b) any amendments to the Indenture, the Agreement, the Credit Agreement, the Pledge Agreement or the Remarketing Agreement; (c) the Credit Facility expires, is terminated, is extended or is substituted; (d) all or any part of the principal of the Bonds is paid; or (e) the interest rate on the Bonds is adjusted to the Fixed Rate, then in each case the Trustee shall use its best efforts to promptly give notice as provided in Section 13.4 hereof of any such event to each Rating Agency then maintaining a rating on the Bonds, which notice in the case of an event described in clause (b) above shall include a copy of any such amendment. The agreement contained in this paragraph is made as a matter of courtesy and accommodation only and the Trustee shall have no liability to any person for any failure to comply therewith.

     SECTION 13.13. REFERENCES TO CREDIT FACILITY PROVIDER. If the Credit Facility is not in effect at any time, all references to the Credit Facility Provider herein shall be deemed ineffective. The provisions of this Indenture requiring the consent of the Credit Facility Provider or requiring action to be taken at the direction of the Credit Facility Provider shall be deemed ineffective if the Credit Facility Provider is at any such time in default in its obligations under the Credit Facility. So long as the Initial Credit Facility Provider has been fully reimbursed under the Credit Agreement, any actions required or permitted to be taken by the Initial Credit Facility Provider may be taken by CoBank, ACB, as Collateral Agent or as Administrative Agent under the Fronting Credit Facility Agreement. If a Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, any actions required or permitted to be taken by the Credit Facility Provider shall be taken by the Fronting Credit Facility Provider unless moneys have been realized under the Confirming Credit Facility for which the Confirming Credit Facility Provider has not been reimbursed, in which event such actions shall be taken by the Confirming Credit Facility Provider. If a Credit Facility consists of a Fronting Credit Facility and a Confirming Credit Facility, provisions herein (i) which provide for or require the reinstatement of the Credit Facility mean that both the Fronting Credit Facility and the Confirming Credit Facility are available to be drawn upon for the full amount thereof, and (ii) which provides for the payment of moneys to the Credit Facility Provider (including under the Credit Agreement) mean payment to the Fronting Credit Facility Provider to the extent that moneys are due to the Fronting Credit Facility Provider under the Fronting Credit Facility Agreement and to the

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Confirming Credit Facility Provider to the extent that moneys are due to the
Confirming Credit Facility Provider under the Confirming Credit Facility Agreement.

     SECTION 13.14. REFERENCES TO REMARKETING AGENT. All references to the Remarketing Agent herein shall be deemed ineffective after the Fixed Rate Adjustment Date.

     SECTION 13.15. NOTICE REGARDING CANCELLATION OF CONTRACTS. As required by the provisions of Section 38-511, Arizona Revised Statutes, as amended, notice is hereby given that political subdivisions of the State of Arizona or any of their departments or agencies may, within three (3) years of its execution, cancel any contract, without penalty or further obligation, made by the political subdivisions or any of their departments or agencies on or after September 30, 1988, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the political subdivisions or any of their departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. The cancellation shall be effective when written notice from the chief executive officer or governing body of the political subdivision is received by all other parties to the contract unless the notice specifies a later time.

     The Trustee covenants and agrees not to employ as an employee, agent or, with respect to the subject matter of this Indenture, a consultant, any person significantly involved in initiating, negotiating, securing, drafting or creating this Indenture on behalf of the Issuer within three (3) years from the execution hereof, unless a waiver is provided by the Issuer.

     IN WITNESS WHEREOF, The Industrial Development Authority of the City of Show Low, Arizona and J.P. Morgan Trust Company, National Association, as Trustee, have caused this Indenture of Trust to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized officers, all as of the day first above written.

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF SHOW LOW, ARIZONA


                                        By /s/ David Tenney
                                           -------------------------------------
                                           President, Board of Directors

ATTEST:


By /s/ Louis Rawlings
   ----------------------------------
   Secretary


                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

ATTEST:


By
   ----------------------------------
Its
    ---------------------------------

     IN WITNESS WHEREOF, The Industrial Development Authority of the City of Show Low, Arizona and J.P. Morgan Trust Company, National Association, as Trustee, have caused this Indenture of Trust to be executed in their respective names and their seals to be hereunto affixed, where applicable, and attested by their duly authorized officers, all as of the day first above written.

                                        THE INDUSTRIAL DEVELOPMENT AUTHORITY OF
                                        THE CITY OF SHOW LOW, ARIZONA


                                        By
                                           -------------------------------------
                                           President, Board of Directors

ATTEST:


By
   ----------------------------------
   Secretary


                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee


                                        By /s/ Tamra Amos
                                           -------------------------------------
                                        Its Assistant Vice President

[SEAL]

ATTEST:


By /s/ Illegible
   ----------------------------------
Its Vice President

                                    EXHIBIT A

                              [Form of Requisition]

                                     [Date]

J.P. Morgan Trust Company, National Association
660 S. Mill Avenue, 4th Floor
Tempe, Arizona 85234

Attention:

     This Requisition is submitted pursuant to the provisions of Section 6.7 of the Indenture of Trust dated as of September 1, 2006 (the "Indenture") between The Industrial Development Authority of the City of Show Low, Arizona (the "Issuer") and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"), relating to The Industrial Development Authority of the City of Show Low, Arizona Solid Waste Disposal Revenue Bonds (Snowflake White Mountain Power, LLC Project) Series 2006. Capitalized terms used herein have the same meanings herein as when used in the Indenture (except where the context otherwise requires).

     The undersigned is an Authorized Company Representative and hereby certifies as follows:

          (a) this is Requisition Number _____;

          (b) the name and address of each person, firm or corporation to whom payment is due or has been made (which may include the Company) is set forth on Schedule I attached hereto;

          (c) the amount to be or which has been paid is set forth on Schedule I attached hereto; and

          (d) that each obligation mentioned herein (including on Schedule I attached hereto) has been properly incurred, is a proper charge against the Construction Fund in accordance with the provisions of the Agreement and the Project Certificate and has not been the basis of any previous requisition from the Construction Fund or from the proceeds (including investment income) of any other obligations issued by or on behalf of any state or political subdivision, including authorities, agencies, departments or other similar issuers.

     You are authorized and directed to make the disbursements pursuant to this Requisition from the Construction Fund as provided in Section 6.7 of the Indenture. In making such disbursements, you are entitled to rely on this Requisition as provided in Section 6.7 of the Indenture.

     IN WITNESS WHEREOF, the undersigned Authorized Company Representative has caused this Requisition to be executed as of the day first above written.

                                        SNOWFLAKE WHITE MOUNTAIN POWER, LLC


                                        By
                                           -------------------------------------

                                           -------------------------------------
                                           Authorized Company Representative

Approved:

COBANK, ACB


By
   ----------------------------------
Name:
Title:


                                       A-2